Exhibit 99.2

Assured Guaranty Ltd. Financial Supplement

Second Quarter Ended June 30, 2009

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (“Assured” or “the Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2008, June 30, 2008, September 30, 2008, March 31, 2009 and June 30, 2009 and our 10-K for the year ended December 31, 2008.

Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward looking statements, including its calculations of adjusted book value, present value of insurance and credit derivative gross written premiums (“PVP”), net present value of estimated future installment premiums in force, total estimated net future premium earnings, and statements regarding capital losses, pricing, ratings, expenses and new business production could be affected by many events.  These events include rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments or volatility in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserves, investment losses, the availability of capital, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars in millions, except per share amounts)

	Quarter Ended		% Change	Six Months Ended		% Change
	June 30,		versus	June 30,		versus
	2009	2008	2Q-08	2009	2008	YTD 2008

Operating income (b)	$27.3	$38.7	(29)%	$90.8	$45.0	102%
Plus: Realized (losses) gains on investments, after tax	(7.1)	0.9	NM	(24.2)	1.3	NM
Plus: Unrealized (losses) gains on credit derivatives, after tax (1)	(190.2)	505.6	NM	(151.1)	329.8	NM
Net (loss) income	$(170.0)	$545.2	NM	$(84.5)	$376.0	NM

Book value (2)	$2,354.9	$2,242.4	5%
Plus: Net unearned premium reserve, after tax (3)	1,870.2	1,020.4	83%
Plus: Net unearned revenue on credit derivatives, after tax (4)	16.2	18.1	(10)%
Plus: Net present value of est. future installment premiums in-force, after tax (d)	380.8	800.7	(52)%
Less: Deferred acquisition costs (DAC), after tax	353.9	258.1	37%
Adjusted book value (c)	$4,268.3	$3,823.5	12%

ROE, excluding AOCI	(31.0)%	118.7%		(7.9)%	39.1%
Operating ROE, excluding AOCI and after-tax unrealized (losses) gains on credit derivatives (b)	4.1%	7.0%		7.0%	4.1%

Per diluted share: (5)
Operating income (b)	$0.29	$0.42	(31)%	$0.98	$0.52	88%
Plus: Realized (losses) gains on investments, after tax	(0.08)	0.01	NM	(0.26)	0.01	NM
Plus: Unrealized gains (losses) on credit derivatives, after tax (1)	(2.04)	5.53	NM	(1.64)	3.82	NM
Net (loss) income (6)	$(1.82)	$5.96	NM	$(0.91)	$4.35	NM

Book value (3)	$17.52	$24.66	(29)%
Plus: Net unearned premium reserve, after tax (3)	13.91	11.22	24%
Plus: Net unearned revenue on credit derivatives, after tax (4)	0.12	0.20	(40)%
Plus: Net present value of est. future installment premiums in-force, after tax (d)	2.83	8.81	(68)%
Less: DAC, after tax	2.63	2.84	(7)%
Adjusted book value (c)	$31.75	$42.05	(24)%

Book value, excluding AOCI and net unrealized mark-to-market gains (losses) on credit derivatives(7)	$21.56	$25.85	(17)%
Adjusted book value, excluding AOCI and net unrealized mark-to-market gains (losses) on credit derivatives(7)	$35.79	$43.24	(17)%

Consolidated net debt service outstanding	$372,489	$356,959	4%
Consolidated net par outstanding	246,799	230,402	7%
Consolidated claims-paying resources	5,309	5,206	2%
Gross par written	10,561	18,088	(42)%	$32,837	$38,083	(14)%

(1) The quarter and six months ended June 30, 2009 included a fair value after-tax loss of $(39.4) million, or $(0.42) per diluted share, and $(26.6) million, or $(0.29) per diluted share, respectively, related to Assured Guaranty Corp.’s committed capital securities. The quarter and six months ended June 30, 2008 included a fair value after-tax gain of $5.8 million, or $0.06 per diluted share, and $11.3 million, or $0.13 per diluted share, respectively, related to Assured Guaranty Corp.’s committed capital securities.

(2) The Company adopted FAS No. 163 “Accounting for Financial Guarantee Insurance Contracts” (“FAS 163”) effective January 1, 2009. The adoption of this accounting rule had an effect of $19.4 million on January 1, 2009 book value.

(3) Unearned premium reserve (UPR) less pre-paid reinsurance premiums, after tax.

(4) Unearned revenue less pre-paid reinsurance premiums on credit derivatives, after tax.

(5) Effective January 1, 2009, the Company adopted FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP”), which clarifies that share-based payment awards that entitle their holders to receive nonforfeitable dividends or dividend equivalents before vesting should be considered participating securities and shall be included in the calculation of basic and diluted net income (loss) per share. Upon retrospective adoption of the FSP, Assured increased previously reported diluted net income (loss) per share by $0.01 for Q2 2008. There was no impact on previously reported diluted net income (loss) per share for YTD Q2 2008. Operating income, a non-GAAP financial measure, for both periods is positive, therefore the per diluted share calculation ignores the effect of the FSP and includes the effect of dilutive securities.

(6) Total may not add due to differences in calculating GAAP and non-GAAP per diluted share amounts.

(7) Represents a fair value component of the Company’s credit derivative contracts, which are included in credit derivative asset or liability line on the balance sheet, and committed capital securities.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Income Statements

(dollars and shares in millions, except per share amounts)

	Quarter Ended		% Change	Six Months Ended		% Change
	June 30,		versus	June 30,		versus
	2009	2008	2Q-08	2009	2008	YTD 2008

Revenues
Net earned premiums (1)	$78.6	$51.7	52%	$227.1	$98.5	131%
Net investment income	43.3	40.2	8%	86.9	76.8	13%
Realized gains and other settlements on credit derivatives	27.7	31.8	(13)%	57.4	59.4	(3)%
Incurred losses on credit derivatives	(35.2)	(5.6)	NM	(36.2)	(8.8)	NM
Other income	0.5	0.2	150%	1.4	0.2	600%
Total revenues	114.9	118.3	(3)%	336.6	226.1	49%

Expenses
Loss and loss adjustment expenses (1)	38.0	38.1	(0)%	117.8	93.3	26%
Profit commission expense	2.1	1.0	110%	2.3	2.2	5%
Acquisition costs (1)	16.5	11.8	40%	40.0	23.7	69%
Other operating expenses	22.6	19.7	15%	50.3	48.3	4%
FSAH acquisition-related expenses	24.2	—	NM	28.8	—	NM
Interest and related expenses	8.4	7.5	12%	15.6	14.1	11%
Total expenses	111.8	78.2	43%	254.8	181.6	40%

Operating income before (benefit) provision for income taxes	3.1	40.1	(92)%	81.8	44.5	84%

Total (benefit) provision for income taxes	(24.2)	1.4	NM	(9.0)	(0.5)	NM

Operating income (b)	27.3	38.7	(29)%	90.8	45.0	102%

Plus: Realized (losses) gains on investments, after tax	(7.1)	0.9	NM	(24.2)	1.3	NM
Plus: Unrealized (losses) gains on credit derivatives, after tax (2)	(190.2)	505.6	NM	(151.1)	329.8	NM

Net (loss) income	$(170.0)	$545.2	NM	$(84.5)	$376.0	NM

Per diluted share
Operating income (b)	$0.29	$0.42	(31)%	$0.98	$0.52	88%
Plus: Realized (losses) gains on investments, after tax	(0.08)	0.01	NM	(0.26)	0.01	NM
Plus: Unrealized (losses) gains on credit derivatives, after tax (2)	(2.04)	5.53	NM	(1.64)	3.82	NM
Net (loss) income (4)	$(1.82)	$5.96	NM	$(0.91)	$4.35	NM

Effect of refundings
Earned premiums from refundings	$20.1	$2.1	NM	$110.3	$4.5	NM
Operating income effect	$12.9	$1.2	NM	$77.6	$2.4	NM
Operating income per diluted share effect	$0.14	$0.01	NM	$0.84	$0.03	NM

Weighted average shares outstanding
Basic shares outstanding - GAAP (4)	93.1	89.9	4%	91.9	85.0	8%
Diluted shares outstanding - GAAP (4)	93.1	90.6	3%	91.9	85.6	7%
Diluted shares outstanding - non-GAAP (4)	93.8	91.4	3%	92.6	86.3	7%

Shares outstanding at the end of period	134.4	90.9	48%

(1) The Company adopted FAS No. 163 “Accounting for Financial Guarantee Insurance Contracts” effective January 1, 2009.

(2) The quarter and six months ended June 30, 2009 included a fair value after-tax loss of $(39.4) million, or $(0.42) per diluted share, and $(26.6) million, or $(0.29) per diluted share, respectively, related to Assured Guaranty Corp.’s committed capital securities. The quarter and six months ended June 30, 2008 included a fair value after-tax gain of $5.8 million, or $0.06 per diluted share, and $11.3 million, or $0.13 per diluted share, respectively, related to Assured Guaranty Corp.’s committed capital securities.

(3) Effective January 1, 2009, the Company adopted FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP”), which clarifies that share-based payment awards that entitle their holders to receive nonforfeitable dividends or dividend equivalents before vesting should be considered participating securities and shall be included in the calculation of basic and diluted net income (loss) per share. Upon retrospective adoption of the FSP, Assured increased previously reported diluted net income (loss) per share by $0.01 for Q2 2008. There was no impact on previously reported diluted net income (loss) per share for YTD Q2 2008. Operating income, a non-GAAP financial measure, for both periods is positive, therefore the per diluted share calculation ignores the effect of the FSP and includes the effect of dilutive securities.

(4) Total may not add due to differences in calculating GAAP and non-GAAP per diluted share amounts.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Balance Sheets

(dollars in millions)

	As of :
	June 30,	December 31,
	2009	2008

Assets
Fixed maturity securities, at fair value	$3,413.3	$3,154.1
Short-term investments, at cost which approximates fair value	1,171.0	477.2
Total investments	4,584.2	3,631.3

Cash and cash equivalents	8.5	12.3
Accrued investment income	31.5	32.8
Deferred acquisition costs (1)	374.1	288.6
Prepaid reinsurance premiums (1)	23.1	18.9
Reinsurance recoverable on ceded losses (1)	4.5	6.5
Premiums receivable (1)	752.9	15.7
Goodwill	85.4	85.4
Credit derivative assets	146.4	147.0
Deferred tax asset (1)	209.1	129.1
Current income taxes receivable	26.4	21.4
Salvage recoverable (1)	199.8	80.2
Committed capital securities, at fair value	10.2	51.1
Other assets	39.7	35.3
Total assets	$6,495.7	$4,555.7

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves (1)	$2,222.7	$1,233.7
Reserves for losses and loss adjustment expenses (1)	200.3	196.8
Profit commissions payable	10.2	8.6
Reinsurance balances payable (1)	33.8	18.0
Funds held by Company under reinsurance contracts	30.0	30.7
Credit derivative liabilities	957.8	733.8
Long-term debt	517.0	347.2
Other liabilities	169.1	60.8
Total liabilities	4,140.8	2,629.5

Shareholders’ equity
Common stock	1.3	0.9
Additional paid-in capital	1,734.0	1,284.4
Retained earnings (1), (2)	622.4	638.1
Accumulated other comprehensive (loss) income (2)	(2.8)	2.9
Total shareholders’ equity	2,354.9	1,926.2

Total liabilities and shareholders’ equity	$6,495.7	$4,555.7

(1) The Company adopted FAS 163 effective January 1, 2009.

(2) The Company adopted FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (“FSP 115-2”) effective April 1, 2009. The adoption of this accounting rule increased retained earnings and decreased accumulated other comprehensive income (loss) by $57.7 million.

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of June 30, 2009			As of December 31, 2008
	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$743	$900	$1,643	$570	$720	$1,290
Contingency reserve	787	—	787	712	—	712
Policyholders’ surplus	298	1,110	1,408	378	1,220	1,598
Loss & loss adjustment expense reserves (3)	26	12	38	15	37	52

Total policyholders’ surplus and reserves	$1,854	$2,022	$3,876	$1,675	$1,977	$3,652

Claims paying resources
Policyholders’ surplus	$298	$1,110	$1,408	$378	$1,220	$1,598
Contingency reserve	787	—	787	712	—	712
Qualified statutory capital	1,085	1,110	2,195	1,090	1,220	2,310
Unearned premium reserve (2)	743	900	1,643	570	720	1,290
Loss and loss adjustment expense reserves (3)	26	12	38	15	37	52
Total policyholders’ surplus and reserves	1,854	2,022	3,876	1,675	1,977	3,652
Present value of installment premium (d), (6)	661	372	1,033	566	345	910
Standby line of credit/stop loss	200	200	400	200	200	400
Total claims paying resources	$2,715	$2,594	$5,309	$2,441	$2,522	$4,962

Net par insured outstanding	$127,698	$119,136	$246,799	$111,025	$111,715	$222,722
Net debt service outstanding	$181,194	$191,323	$372,489	$164,283	$184,541	$348,816

Ratios:
Net par insured to statutory capital	118:1	107:1	112:1	102:1	92:1	96:1
Capital ratio (4)	167:1	172:1	170:1	151:1	151:1	151:1
Financial resources ratio (5)	67:1	74:1	70:1	67:1	73:1	70:1

(1)  Assured Guaranty Re Ltd. (“AG Re”) numbers are the Company’s estimate of U.S. statutory as the Company files Bermuda statutory financial statements.

(2)  In 2008, unearned premium reserve for AG Re is U.S. GAAP based, includes unearned revenues on credit derivatives and is net of prepaid reinsurance premiums.

(3)  In 2008, loss and loss adjustment reserves for AG Re are U.S. GAAP based, include loss reserves for credit derivatives and are net of reinsurance recoverable and portfolio reserves.

(4)  The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.

(5)  The financial resources ratio is calculated by dividing net debt service outstanding by total claims paying resources.

(6)  Includes financial guaranty and credit derivatives.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

New Business Production

(dollars in millions)

	Quarter Ended		% Change	Six Months Ended		% Change
	June 30,		versus	June 30,		versus
	2009	2008	2Q-08	2009	2008	YTD 2008
Consolidated gross written premiums (GWP) analysis:
Present value of insurance and credit derivative GWP (PVP) (a)
U.S. public finance	$127.8	$212.2	(40)%	$345.3	$353.2	(2)%
U.S. structured finance	12.2	56.1	(78)%	14.6	130.4	(89)%
International	—	10.6	NM	1.8	71.9	(97)%
Total PVP	140.0	278.9	(50)%	361.7	555.5	(35)%
Less: PVP of credit derivatives	—	52.3	NM	2.4	145.8	(98)%
PVP of financial guaranty GWP	140.0	226.6	(38)%	359.3	409.7	(12)%
Less: Financial guaranty installment premium PVP	12.5	12.0	4%	24.1	48.1	(50)%
Total: Financial guaranty upfront GWP	127.5	214.6	(41)%	335.2	361.6	(7)%
Plus: Financial guaranty installment GWP	—	31.2	NM	—	56.0	NM
Plus: Financial guaranty installment PVP adjustment (1)	14.7	—	NM	41.7	—	NM
Total financial guaranty GWP	142.2	245.8	(42)%	376.9	417.6	(10)%
Plus: Mortgage guaranty segment GWP	—	—	NM	—	0.5	NM
Plus: Other segment GWP	(1.1)	—	NM	(1.1)	3.5	NM
Total GWP	$141.1	$245.8	(43)%	$375.8	$421.6	(11)%

Consolidated financial guaranty gross par written:
U.S. public finance	$10,258	$14,662	(30)%	$31,887	$24,379	31%
U.S. structured finance	302	2,799	(89)%	394	8,790	(96)%
International	—	626	(100)%	556	4,914	(89)%
Total	$10,561	$18,088	(42)%	$32,837	$38,083	(14)%

Financial guaranty direct gross written premiums (GWP) analysis:
Financial guaranty direct PVP (a)
U.S. public finance	$127.8	$183.2	(30)%	$254.6	$306.6	(17)%
U.S. structured finance	12.2	51.9	(76)%	14.6	123.2	(88)%
International	—	6.3	(100)%	1.7	66.8	(97)%
Financial guaranty direct PVP(a):	140.0	241.4	(42)%	270.9	496.6	(45)%
Less: PVP of credit derivatives GWP	—	52.3	(100)%	2.4	143.8	(98)%
PVP of financial guaranty direct GWP	140.0	189.1	(26)%	268.5	352.8	(24)%
Less: Present value of insurance installment premiums (a)	12.5	5.9	112%	19.0	39.7	(52)%
Upfront financial guaranty gross written premiums (GWP)	127.5	183.2	(30)%	249.5	313.1	(20)%
Plus: Financial guaranty installment GWP	—	14.6	NM	—	31.1	NM
Plus: Financial guaranty installment PVP adjustment (1)	16.2	—	NM	34.3	—	NM
Financial guaranty direct GWP	$143.7	$197.8	(27)%	$283.8	$344.2	(18)%

Financial guaranty direct gross par written:
U.S. public finance	$10,256	$13,170	(22)%	$18,456	$20,383	(9)%
U.S. structured finance	302	2,516	(88)%	374	8,140	(95)%
International	—	495	(100)%	90	4,413	(98)%
Total	$10,559	$16,181	(35)%	$18,919	$32,936	(43)%

(1) 2009 amounts represent the difference in management estimates for the discount rate applied to future installments as well as the estimated term for future installments compared to the discount rate used for FAS 163.

Note: Please refer to endnotes for explanation of non-GAAP financial measures[PVP (a)].

NM = Not meaningful

Assured Guaranty Ltd.

Segment Consolidation (1 of 2)

(dollars in millions)

	Quarter Ended June 30, 2009
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1),(2)	Guaranty	Guaranty	Other	Total

Total PVP(a)	$140.0	$0.0	$—	$140.0		$140.0

Income statement:

Net earned premiums (1)	30.4	47.4	0.8	78.6	—	78.6
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	27.1	0.9	—	28.0	—	28.0
Net credit derivative recoveries (losses)	—	—	—	—	—	—
Ceding commissions income (expense), net	0.4	(0.7)	—	(0.3)	—	(0.3)
Total realized gains and other settlements on credit derivatives	27.5	0.2	—	27.7	—	27.7
Total revenues	57.9	47.6	0.8	106.3	—	106.3

Loss and loss adjustment expenses (1)	31.8	25.6	(19.4)	38.0	—	38.0
Incurred losses (gains) on credit derivatives	35.0	0.2	—	35.2	—	35.2
Total loss and loss adjustment expenses	66.8	25.8	(19.4)	73.2	—	73.2
Profit commission expense	—	1.8	0.3	2.1	—	2.1
Acquisition costs (1)	3.6	12.8	0.1	16.5	—	16.5
Operating expenses	15.9	6.2	0.6	22.6	—	22.6
Total underwriting expenses	$86.3	$46.6	$(18.4)	$114.4	$—	$114.4

Underwriting (loss) gain	$(28.4)	$1.0	$19.2	$(8.2)	$—	$(8.2)

Loss and loss adjustment expense ratio (e)	116.2%	53.4%	NM	68.7%		68.7%
Expense ratio (e)	33.2%	44.5%	125.0%	38.9%		38.9%
Combined ratio (e)	149.4%	97.9%	NM	107.6%		107.6%

	Quarter Ended June 30, 2008
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(2)	Guaranty	Guaranty	Other	Total

Total PVP(a)	$241.4	$37.5	$—	$278.9		$278.9

Income statement:

Net earned premiums	20.8	29.6	1.3	51.7	—	51.7
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	30.6	0.8	—	31.5	—	31.5
Net credit derivative recoveries (losses)	—	—	—	—	0.4	0.4
Ceding commissions income (expense), net	0.2	(0.3)	—	(0.1)	—	(0.1)
Total realized gains and other settlements on credit derivatives	30.9	0.6	—	31.4	0.4	31.8
Total revenues	51.7	30.2	1.3	83.1	0.4	83.5

Loss and loss adjustment expenses	28.2	11.3	0.1	39.6	(1.5)	38.1
Incurred losses on credit derivatives	5.6	—	—	5.6	—	5.6
Total loss and loss adjustment expenses	33.8	11.3	0.1	45.2	(1.5)	43.7
Profit commission expense	—	0.9	0.1	1.0	—	1.0
Acquisition costs	3.1	8.6	0.1	11.8	—	11.8
Operating expenses	15.2	4.0	0.5	19.7	—	19.7
Total underwriting expenses	$52.1	$24.8	$0.8	$77.7	$(1.5)	$76.2

Underwriting gain	$(0.4)	$5.4	$0.5	$5.4	$1.9	$7.3

Loss and loss adjustment expense ratio (e)	65.7%	37.1%	7.9%	54.3%		52.1%
Expense ratio (e)	35.1%	45.2%	55.1%	39.1%		39.1%
Combined ratio (e)	100.8%	82.3%	63.0%	93.4%		91.2%

(1) The Company adopted FAS 163 effective January 1, 2009.

(2) Due to the timing of receiving reports prepared by Assured’s ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

NM = Not meaningful

Assured Guaranty Ltd.

Segment Consolidation (2 of 2)

(dollars in millions)

	Six Months Ended June 30, 2009
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1),(2)	Guaranty	Guaranty	Other	Total

Total PVP(a)	$270.9	$90.8	$—	$361.7		$361.7

Income statement:

Net earned premiums (1)	131.9	93.6	1.6	227.1	—	227.1
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	55.5	2.1	—	57.6	—	57.6
Net credit derivative recoveries (losses)	—	—	—	—	—	—
Ceding commissions income (expense), net	0.8	(1.0)	—	(0.2)	—	(0.2)
Total realized gains and other settlements on credit derivatives	56.3	1.1	—	57.4	—	57.4
Total revenues	188.2	94.7	1.6	284.5	—	284.5

Loss and loss adjustment expenses (1)	43.5	62.4	11.8	117.8	—	117.8
Incurred losses (gains) on credit derivatives	36.4	(0.2)	—	36.2	—	36.2
Total loss and loss adjustment expenses	79.9	62.3	11.8	154.0	—	154.0
Profit commission expense	—	2.0	0.4	2.3	—	2.3
Acquisition costs (1)	9.8	29.9	0.2	40.0	—	40.0
Operating expenses	36.2	12.9	1.3	50.3	—	50.3
Total underwriting expenses	$125.9	$107.0	$13.7	$246.6	$—	$246.6

Underwriting (loss) gain	$62.3	$(12.3)	$(12.1)	$37.9	$—	$37.9

Loss and loss adjustment expense ratio (e)	42.6%	65.1%	737.5%	54.1%		54.1%
Expense ratio (e)	24.1%	47.8%	118.8%	32.6%		32.6%
Combined ratio (e)	66.7%	112.9%	856.3%	86.7%		86.7%

	Six Months Ended June 30, 2008
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(2)	Guaranty	Guaranty	Other	Total

Total PVP(a)	$496.6	$58.9	$—	$555.5		$555.5

Income statement:

Net earned premiums	38.1	57.4	3.1	98.5	—	98.5
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	58.0	1.3	—	59.3	—	59.3
Net credit derivative recoveries (losses)	—	—	—	—	0.4	0.4
Ceding commissions income (expense), net	0.1	(0.4)	—	(0.3)	—	(0.3)
Total realized gains and other settlements on credit derivatives	58.1	0.9	—	59.0	0.4	59.4
Total revenues	96.2	58.3	3.1	157.5	0.4	157.9

Loss and loss adjustment expenses	64.1	30.5	0.1	94.7	(1.5)	93.3
Incurred losses on credit derivatives	8.8	—	—	8.8	—	8.8
Total loss and loss adjustment expenses	72.9	30.5	0.1	103.5	(1.5)	102.1
Profit commission expense	—	2.0	0.2	2.2	—	2.2
Acquisition costs	6.1	17.4	0.2	23.7	—	23.7
Operating expenses	36.5	10.4	1.4	48.3	—	48.3
Total underwriting expenses	$115.5	$60.3	$1.9	$177.6	$(1.5)	$176.2

Underwriting gain	$(19.3)	$(2.0)	$1.2	$(20.0)	$1.9	$(18.1)

Loss and loss adjustment expense ratio (e)	75.9%	51.9%	3.2%	65.6%		64.5%
Expense ratio (e)	44.2%	51.5%	57.5%	47.2%		47.2%
Combined ratio (e)	120.1%	103.4%	60.7%	112.8%		111.7%

(1) The Company adopted FAS 163 effective January 1, 2009.

(2) Due to the timing of receiving reports prepared by Assured’s ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (1 of 2)

(dollars in millions)

							Six Months	Six Months
	1Q-08	2Q-08	3Q-08	4Q-08	1Q-09	2Q-09	2008	2009
Income statement:

Net earned premiums:
Scheduled net earned premiums (1)
U.S. public finance	$2.8	$5.9	$9.9	$9.5	$10.7	$14.7	$8.7	$25.4
U.S. structured finance	11.3	13.6	12.3	11.2	14.4	13.1	24.9	27.5
International	3.1	1.3	4.7	3.0	2.8	2.6	4.4	5.4
Total scheduled net earned premiums	17.3	20.8	26.9	23.7	27.9	30.4	38.1	58.3
Net earned premiums from refundings (1)	—	—	—	1.3	73.6	—	—	73.6
Total net earned premiums	17.3	20.8	26.9	25.0	101.5	30.4	38.1	131.9
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	27.3	30.6	28.4	26.8	28.4	27.1	58.0	55.5
Net credit derivative recoveries (losses)	—	—	—	—	—	—	—	—
Ceding commissions income (expense), net	(0.1)	0.2	0.2	0.3	0.4	0.4	0.1	0.8
Total realized gains and other settlements on credit derivatives	27.3	30.9	28.6	27.1	28.8	27.5	58.1	56.3
Total revenues	44.5	51.7	55.5	52.1	130.3	57.9	96.2	188.2

Loss and loss adjustment expenses (recoveries)(1):
Case	0.2	32.0	99.9	70.4	11.7	31.8	32.2	43.5
Portfolio	35.7	(3.8)	(34.0)	(3.7)	—	—	31.9	—
Total loss and loss adjustment expenses (recoveries) - financial guaranty	35.9	28.2	65.9	66.7	11.7	31.8	64.1	43.5
Incurred losses on credit derivatives	3.2	5.6	10.1	19.5	1.4	35.0	8.8	36.4
Total loss and loss adjustment expenses (recoveries)	39.1	33.8	76.0	86.2	13.1	66.8	72.9	79.9
Profit commission expense	—	—	—	—	—	—	—	—
Acquisition costs (1)	3.0	3.1	4.0	3.9	6.2	3.6	6.1	9.8
Operating expenses	21.3	15.2	15.4	9.6	20.3	15.9	36.5	36.2
Total expenses	$63.4	$52.1	$95.5	$99.7	$39.6	$86.3	$115.5	$125.9

Underwriting gain (loss)	$(18.9)	$(0.4)	$(40.0)	$(47.6)	$90.7	$(28.4)	$(19.3)	$62.3

Loss and loss adjustment expense ratio (e)	87.7%	65.7%	137.5%	166.4%	10.1%	116.2%	75.9%	42.6%
Expense ratio (e)	54.6%	35.1%	34.8%	25.6%	20.1%	33.2%	44.2%	24.1%
Combined ratio (e)	142.3%	100.8%	172.3%	192.0%	30.2%	149.4%	120.1%	66.7%

(1) The Company adopted FAS 163 effective January 1, 2009.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (2 of 2)

(dollars in millions)

							Six Months	Six Months
	1Q-08	2Q-08	3Q-08	4Q-08	1Q-09	2Q-09	2008	2009
PVP(a):
U.S. public finance	$123.3	$183.2	$67.7	$57.4	$126.8	$127.8	$306.6	$254.6
U.S. structured finance	71.3	51.9	14.5	49.8	2.4	12.2	123.2	14.6
International	60.5	6.3	—	14.7	1.7	—	66.8	1.7
Total PVP	255.2	241.4	82.2	121.9	130.9	140.0	496.6	270.9
Less: PVP of credit derivatives GWP	91.5	52.3	—	57.6	2.4	—	143.8	2.4
PVP of financial guaranty GWP	163.7	189.1	82.2	64.2	128.5	140.0	352.8	268.5
Less: Present value of insurance installment premiums (a)	33.8	5.9	30.3	6.9	6.5	12.5	39.7	19.0
Upfront financial guaranty gross written premiums (GWP)	129.9	183.2	51.9	57.4	122.0	127.5	313.1	249.5
Plus: Financial guaranty installment GWP	16.5	14.6	19.5	11.7	—	—	31.1	—
Plus: Financial guaranty installment PVP adjustment (2)	—	—	—	—	18.1	16.2	—	34.3
Financial guaranty direct GWP	$146.4	$197.8	$71.4	$69.1	$140.1	$143.7	$344.2	$283.8

Gross par written:
U.S. public finance	$7,213	$13,170	$5,574	$4,752	$8,200	$10,256	$20,383	$18,456
U.S. structured finance	5,623	2,516	1,920	2,026	71	302	8,140	374
International	3,918	495	—	359	90	—	4,413	90
Total	$16,755	$16,181	$7,494	$7,137	$8,361	$10,559	$32,936	$18,919

Net par outstanding:
U.S. public finance	$14,607	$27,602	$32,889	$37,461	$45,548	$55,680	$27,602	$55,680
U.S. structured finance	66,324	67,816	66,567	65,589	63,695	62,247	67,816	62,247
International	35,039	35,158	32,629	28,975	26,327	28,160	35,158	28,160
Total	$115,970	$130,576	$132,084	$132,026	$135,570	$146,087	$130,576	$146,087

Unearned premium reserve, net of ceded reinsurance - financial guaranty	$354.4	$526.2	$569.4	$612.4	$997.8	$1,112.9	$526.2	$1,112.9
Unearned credit derivative revenues, net of ceded reinsurance	16.7	18.4	14.2	19.7	18.3	18.0	18.4	18.0
Net present value of installment premiums in force - credit derivatives (d)	481.7	531.6	408.0	436.9	530.4	525.9	531.6	525.9
Net present value of installment premiums in force - financial guaranty (d), (1)	234.1	231.9	241.3	229.3	—	—	231.9	—

(1) The Company adopted FAS 163 effective January 1, 2009. Net present value of installment premiums in force for financial guaranty are included in “unearned premium reserve, net of ceded reinsurance - financial guaranty” line.

(2) 2009 amounts represent the difference in management estimates for the discount rate applied to future installments as well as the estimated term for future installments compared to the discount rate used for FAS 163.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment  (1 of 2)

(dollars in millions)

							Six Months	Six Months
	1Q-08	2Q-08	3Q-08	4Q-08	1Q-09	2Q-09	2008	2009
Income statement:

Net earned premiums (1):
Scheduled net earned premiums	$25.4	$27.5	$25.7	$26.7	$29.5	$27.3	$52.9	$56.8
Net earned premiums from refundings	2.4	2.1	31.7	24.4	16.7	20.1	4.5	36.8
Total net earned premiums	27.8	29.6	57.4	51.1	46.2	47.4	57.4	93.6
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	0.5	0.8	2.1	1.5	1.2	0.9	1.3	2.1
Net credit derivative recoveries (losses)	—	—	—	—	—	—	—	—
Ceding commissions income (expense), net	(0.2)	(0.3)	(0.7)	(0.4)	(0.3)	(0.7)	(0.4)	(1.0)
Total realized gains and other settlements on credit derivatives	0.3	0.6	1.4	1.1	0.9	0.2	0.9	1.1
Total revenues	28.1	30.2	58.8	52.2	47.1	47.6	58.3	94.7

Loss and loss adjustment expenses (recoveries) (1):
Case	11.7	17.2	18.0	23.9	36.8	25.6	28.9	62.4
Portfolio	7.4	(5.9)	(2.5)	(1.5)	—	—	1.5	—
Total loss and loss adjustment expenses (recoveries) - financial guaranty	19.2	11.3	15.5	22.4	36.8	25.6	30.5	62.4
Incurred losses on credit derivatives	—	—	—	5.4	(0.4)	0.2	—	(0.2)
Total loss and loss adjustment expenses (recoveries)	19.2	11.3	15.5	27.8	36.5	25.8	30.5	62.3
Profit commission expense	1.1	0.9	(1.5)	0.5	0.2	1.8	2.0	2.0
Acquisition costs (1)	8.8	8.6	15.1	14.2	17.1	12.8	17.4	29.9
Operating expenses	6.4	4.0	5.6	3.7	6.7	6.2	10.4	12.9
Total expenses	$35.5	$24.8	$34.8	$46.1	$60.4	$46.6	$60.3	$107.0

Underwriting gain (loss)	$(7.3)	$5.4	$24.0	$6.1	$(13.3)	$1.0	$(2.0)	$(12.3)

Loss and loss adjustment expense ratio (e)	67.8%	37.1%	26.1%	52.8%	76.9%	53.4%	51.9%	65.1%
Expense ratio (e)	58.1%	45.2%	33.5%	35.6%	51.2%	44.5%	51.5%	47.8%
Combined ratio (e)	125.9%	82.3%	59.6%	88.4%	128.1%	97.9%	103.4%	112.9%

(1) The Company adopted FAS 163 effective January 1, 2009.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1) (2 of 2)

(dollars in millions)

							Six Months	Six Months
	1Q-08	2Q-08	3Q-08	4Q-08	1Q-09	2Q-09	2008	2009
PVP (a):
U.S. public finance	$17.6	$29.0	$39.5	$6.2	$90.7	$0.0	$46.6	$90.7
U.S. structured finance	2.9	4.2	—	—	—	—	7.2	—
International	0.9	4.2	17.7	—	0.1	—	5.1	0.1
Total PVP	21.4	37.5	57.2	6.2	90.8	0.0	58.9	90.8
Less: PVP of credit derivatives GWP	1.9	—	1.1	—	—	—	1.9	—
PVP of financial guaranty GWP	19.5	37.5	56.1	6.2	90.8	0.0	56.9	90.8
Less: Present value of financial guaranty installment premiums (a)	2.4	6.1	7.5	3.7	5.1	—	8.4	5.1
Upfront financial guaranty gross written premiums (GWP)	17.1	31.4	48.6	2.5	85.7	0.0	48.5	85.8
Plus: Upfront premium due to commutation (2)	—	—	(20.8)	—	—	—	—	—
Plus: Financial guaranty installment GWP	8.3	16.6	13.4	12.1	—	—	24.9	—
Plus: Financial guaranty installment PVP adjustment (3)	—	—	—	—	8.9	(1.5)	—	7.4
Financial guaranty reinsurance GWP per income statement	$25.4	$48.0	$41.2	$14.7	$94.7	$(1.5)	$73.4	$93.1

Gross par written:
U.S. public finance	$2,503	$1,492	$2,154	$162	$13,429	$2	$3,996	$13,431
U.S. structured finance	367	283	6	—	21	—	650	21
International	370	131	1,122	(18)	466	—	501	466
Total	$3,240	$1,906	$3,282	$144	$13,916	$2	$5,147	$13,918

Net par outstanding:
U.S. public finance	$75,382	$76,003	$72,695	$69,860	$81,616	$79,935	$76,003	$79,935
U.S. structured finance	9,567	10,139	9,216	8,783	8,421	8,232	10,139	8,232
International	13,957	13,684	13,347	12,052	11,568	12,545	13,684	12,545
Total	$98,906	$99,826	$95,258	$90,696	$101,606	$100,712	$99,826	$100,712

Unearned premium reserve, net of ceded reinsurance - financial guaranty	$623.7	$642.1	$625.9	$589.6	$1,118.6	$1,072.6	$642.1	$1,072.6
Unearned credit derivative revenues, net of ceded reinsurance	4.6	4.8	4.4	3.6	3.6	3.5	4.8	3.5
Net present value of installment premiums in force - credit derivatives (d)	15.5	11.8	11.2	10.1	14.2	12.4	11.8	12.4
Net present value of installment premiums in force - financial guaranty (d), (4)	261.2	258.2	253.4	233.2	—	—	258.2	—

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s financial guaranty reinsurance segment are reported on a one-quarter lag.

(2) Relates to commutation of XLFA reinsurance cession of approximately $2.1 billion of net par outstanding.

(3) 2009 amounts represent the difference in management estimates for the discount rate applied to future installments as well as the estimated term for future installments compared to the discount rate used for FAS 163.

(4) The Company adopted FAS 163 effective January 1, 2009. Net present value of installment premiums in force for financial guaranty are included in “unearned premium reserve, net of ceded reinsurance - financial guaranty” line.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Investment Portfolio

As of June 30, 2009

(dollars in millions)

		Pre-Tax	After-Tax		Annualized
	Amortized	Book	Book	Fair	Investment
	Cost	Yield	Yield	Value	Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$441.9	2.9%	2.3%	$453.8	$12.9
Agency obligations	329.2	4.2%	3.7%	342.3	13.8
Foreign government securities	84.9	4.1%	2.8%	88.5	3.5
Obligations of states and political subdivisions	557.5	4.9%	4.6%	563.7	27.1
Insured obligations of state and political subdivisions (1)	525.8	4.7%	4.4%	529.8	24.6
Corporate securities	342.8	5.3%	4.6%	339.8	18.1
Mortgage-backed securities (2):
Pass-throughs	1,037.6	8.8%	8.0%	996.9	91.1
PACs	27.1	4.8%	4.7%	27.0	1.3
Asset-backed securities (3)	71.6	5.4%	5.4%	71.5	3.8
Total fixed maturity securities available for sale	3,418.4	5.7%	5.2%	3,413.3	196.1
Short-term investments	1,171.0	0.2%	0.2%	1,171.0	2.2
Total investments	$4,589.4	4.3%	3.9%	$4,584.2	$198.3

	Fair
Ratings (4):	Value	%
Treasury and U.S. government obligations	$453.8	13.3%
Agency obligations	342.3	10.0%
AAA/Aaa	1,263.3	37.0%
AA/Aa	759.9	22.3%
A/A	456.2	13.4%
BBB	43.5	1.3%
Below investment grade(5)	94.3	2.7%
Total	$3,413.3	100.0%

Duration of investment portfolio (in years):		3.3

(1) Reflects obligations of state and local political subdivisions that have been insured by other financial guarantors. The underlying ratings of these bonds average A+

(2) $1.2 million is U.S. subprime RMBS, which has an average rating of AAA.

(3) Contains no CDOs of ABS.

(4) Ratings are represented by the lower of the Moody’s Investors Service and Standard & Poor’s classifications.

(5) Includes $51.6 million which the Company purchased for risk mitigation purposes.

Assured Guaranty Ltd.

Estimated Net Exposure Amortization (1)

(dollars in millions)

		Estimated
	Estimated Net	Ending Net
	Debt Service	Debt Service
	Amortization	Outstanding

Financial Guaranty Direct:

2009 (as of June 30)		$201,489
2009 (July - December)	$5,456	196,033
2010	11,864	184,169
2011	12,699	171,470
2012	16,629	154,841
2013	14,743	140,098

2009-2013	61,391	140,098
2014-2018	55,744	84,355
2019-2023	28,391	55,963
2024-2028	19,474	36,489
After 2028	36,489	—
Total	$201,489

Financial Guaranty Reinsurance:

2009 (as of June 30)		$171,000
2009 (July - December)	$4,540	166,460
2010	8,160	158,299
2011	8,489	149,810
2012	8,033	141,777
2013	7,771	134,006

2009-2013	36,994	134,006
2014-2018	37,820	96,187
2019-2023	32,208	63,979
2024-2028	24,974	39,005
After 2028	39,005	—
Total	$171,001

Total Financial Guaranty:

2009 (as of June 30)		$372,489
2009 (July - December)	$9,997	362,492
2010	20,024	342,468
2011	21,188	321,281
2012	24,662	296,619
2013	22,514	274,105

2009-2013	98,384	274,105
2014-2018	93,563	180,541
2019-2023	60,599	119,942
2024-2028	44,448	75,494
After 2028	75,494	—
Total	$372,488

(1) Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of June 30, 2009. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

Assured Guaranty Ltd.

Estimated Net Unearned Premium Amortization and Estimated Net Future Installment Premiums

(dollars in millions)

		Estimated	CDS and Other	Total Estimated
		Net Unearned	Installment	Net Future
	Net Unearned	Premium	Earned	Premium
	Premiums (1), (2)	Amortization (2)	Premiums(3)	Earnings (2),(3)

Financial Guaranty Direct:

2009 (as of June 30)	$1,130.9
2009 (3rd & 4th Qtrs)	1,068.3	$62.6	$50.8	$113.4
2010	963.9	104.4	117.6	222.0
2011	872.0	91.9	108.7	200.6
2012	790.6	81.4	89.2	170.6
2013	718.9	71.8	70.6	142.3

2009-2013	718.9	412.0	436.8	848.9
2014-2018	441.9	276.9	162.3	439.2
2019-2023	256.1	185.9	78.8	264.6
2024-2028	135.3	120.8	57.2	178.0
After 2028	—	135.3	100.2	235.5
Total		$1,130.9	$835.3	$1,966.2

Financial Guaranty Reinsurance:

2009 (as of June 30)	$1,076.1
2009 (3rd & 4th Qtrs)	1,030.1	$46.0	$8.9	$54.9
2010	949.0	81.1	21.2	102.4
2011	873.5	75.5	18.4	93.9
2012	801.9	71.6	17.7	89.4
2013	738.2	63.7	16.3	80.0

2009-2013	738.2	337.9	82.5	420.4
2014-2018	477.1	261.1	66.8	327.9
2019-2023	292.0	185.1	46.7	231.8
2024-2028	155.1	136.9	31.1	167.9
After 2028	—	155.1	26.3	181.4
Total		$1,076.1	$253.4	$1,329.4

Total Financial Guaranty:

2009 (as of June 30)	$2,207.0
2009 (3rd & 4th Qtrs)	2,098.5	$108.6	$59.7	$168.3
2010	1,912.9	185.5	138.8	324.3
2011	1,745.5	167.4	127.1	294.5
2012	1,592.5	153.0	106.9	259.9
2013	1,457.1	135.4	86.8	222.3

2009-2013	1,457.1	749.9	519.4	1,269.3
2014-2018	919.0	538.0	229.1	767.2
2019-2023	548.1	370.9	125.5	496.4
2024-2028	290.4	257.7	88.3	346.0
After 2028	—	290.4	126.5	416.9
Total		$2,206.9	$1,088.8	$3,295.8

(1) Unearned premium amounts are U.S. GAAP based and net of prepaid reinsurance premiums and include unearned credit derivative revenues net of ceded reinsurance.

(2) Includes unearned premium on credit derivatives.

(3) Includes earnings on future installments of credit derivatives  and discount accretion earnings on FG transactions.

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 6)

As of June 30, 2009

(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Sector:	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)
U.S. public finance
General obligation	$13,217	A	$24,021	A+	$37,238	A+
Tax backed	18,202	A	18,636	A+	36,838	A+
Municipal utilities	7,496	A	11,536	A	19,032	A
Transportation	4,613	A+	9,423	A	14,036	A
Healthcare	6,315	A	5,478	A	11,793	A
Higher education	3,216	A	3,657	A+	6,873	A
Investor-owned utilities	119	A	1,859	BBB+	1,977	BBB+
Housing	—	—	1,961	A+	1,961	A+
Other public finance	2,501	A-	3,364	A	5,865	A
Total U.S. public finance	$55,680	A	$79,935	A+	$135,614	A

U.S. structured finance
Pooled corporate obligations	$32,057	AA+	$1,282	AA+	$33,339	AA+
Residential mortgage-backed and home equity	15,755	BBB+	943	BB	16,698	BBB
Commercial mortgage-backed securities	5,612	AAA	206	A-	5,818	AAA
Commercial receivables	2,232	A+	2,733	A-	4,965	A
Consumer receivables	2,767	AA+	1,971	A-	4,738	AA-
Structured credit	2,530	A	343	BBB-	2,873	A
Insurance securitizations	1,245	A+	348	A+	1,593	A+
Other structured finance	49	BBB+	407	BBB+	455	BBB+
Total U.S. structured finance	$62,247	AA-	$8,232	A-	$70,479	AA-

International
Infrastructure and pooled infrastructure	$6,061	AA+	$3,856	BBB+	$9,917	A+
Pooled corporate obligations	7,974	AA+	758	AAA	8,732	AA+
Residential mortgage-backed and home equity	7,243	AAA	106	AA	7,350	AAA
Regulated utilities	2,102	A	4,570	BBB+	6,672	A-
Public finance	983	AA	1,188	A	2,171	A+
Commercial receivables	889	A-	811	A-	1,701	A-
Future flow	848	BBB	317	BBB	1,165	BBB
Insurance securitizations	923	D	34	A	957	C
Commercial mortgage-backed securities	468	AAA	324	A-	792	AA
Structured credit	—	—	471	A-	471	A-
Consumer receivables	—	—	101	AAA	101	AAA
Other international structured finance	670	AAA	8	A	678	AAA
Total international	$28,160	AA	$12,545	A-	$40,706	AA-

Total net par outstanding	$146,087	A+	$100,712	A	$246,799	A+

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 6)

(dollars in millions)

Historical Net Par Outstanding and Average Rating by Asset Type

	As of June 30,		As of December 31,
	2009		2008		2007
Sector:	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)
U.S. public finance
General obligation	$37,238	A+	$27,047	A+	$20,291	A+
Tax backed	36,838	A+	25,862	A+	17,799	A+
Municipal utilities	19,032	A	15,604	A	11,672	A+
Transportation	14,036	A	12,647	A	9,984	A
Healthcare	11,793	A	11,678	A	10,372	A
Higher education	6,873	A	5,330	A+	3,651	A+
Investor-owned utilities	1,977	BBB+	2,156	BBB+	2,314	BBB+
Housing	1,961	A+	1,981	A+	2,041	A+
Other public finance	5,865	A	5,015	A	3,790	A+
Total U.S. public finance	$135,614	A	$107,322	A+	$81,914	A+

U.S. structured finance
Pooled corporate obligations	$33,339	AA+	$34,680	AAA	$33,813	AAA
Residential mortgage-backed and home equity	16,698	BBB	18,393	A	18,248	AA
Commercial mortgage-backed securities	5,818	AAA	5,876	AAA	6,002	AA+
Commercial receivables	4,965	A	4,945	A	5,246	A+
Consumer receivables	4,738	AA-	5,158	AA	6,589	AA
Structured credit	2,873	A	3,274	A	1,572	A-
Insurance securitizations	1,593	A+	1,593	AA-	1,158	AA-
Other structured finance	455	BBB+	454	A-	1,191	AA
Total U.S. structured finance	$70,479	AA-	$74,373	AA	$73,820	AA+

International
Infrastructure and pooled infrastructure	$9,917	A+	$9,306	AA-	$11,561	AA-
Pooled corporate obligations	8,732	AA+	8,383	AAA	8,459	AAA
Residential mortgage-backed and home equity	7,350	AAA	8,249	AAA	7,329	AAA
Regulated utilities	6,672	A-	7,515	A-	8,337	A-
Public finance	2,171	A+	1,680	A	1,996	A+
Commercial receivables	1,701	A-	1,713	A-	1,913	A-
Future flow	1,165	BBB	1,240	BBB	1,113	BBB+
Insurance securitizations	957	C	954	CCC	857	BBB-
Commercial mortgage-backed securities	792	AA	795	AA-	1,240	AA+
Structured credit	471	A-	437	A-	592	A-
Consumer receivables	101	AAA	109	AAA	357	AA+
Other international structured finance	678	AAA	646	AAA	794	AA+
Total international	$40,706	AA-	$41,027	AA-	$44,546	AA-

Total exposures	$246,799	A+	$222,722	AA-	$200,279	AA-

Mortgage guaranty risk in force	$412	NA	$400	NA	$1,116	NA

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

NA = Not Applicable

Assured Guaranty Ltd.

Financial Guaranty Profile (3 of 6)

(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Avg. Rating (1)	Financial Guaranty Reinsurance	Avg. Rating (1)	Consolidated	Avg. Rating (1)
Sector:	2Q-09		2Q-09		2Q-09
U.S. public finance
Tax backed	$4,581	A	$2	A+	$4,583	A
General obligation	2,619	A+	—	—	2,619	A+
Municipal utilities	1,537	A+	—	—	1,537	A+
Higher education	555	A	—	—	555	A
Healthcare	523	A	—	—	523	A
Transportation	220	A	—	—	220	A
Housing	—	—	—	—	—	—
Investor-owned utilities	—	—	—	—	—	—
Other public finance	221	A-	—	—	221	A-
Total U.S. public finance	$10,256	A	$2	A+	$10,258	A

U.S. structured finance
Consumer receivables	$210	A	$—	—	$210	A
Commercial receivables	92	A	—	—	92	A
Commercial mortgage-backed securities	—	—	—	—	—	—
Insurance securitization	—	—	—	—	—	—
Pooled corporate obligations	—	—	—	—	—	—
Residential mortgage-backed and home equity	—	—	—	—	—	—
Structured credit	—	—	—	—	—	—
Other structured finance	—	—	—	—	—	—
Total U.S. structured finance	$302	A	$—	—	$302	A

International
Regulated utilities	$—	—	$—	—	$—	—
Infrastructure and pooled infrastructure	—	—	—	—	—	—
Public finance	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—
Commercial receivables	—	—	—	—	—	—
Consumer receivables	—	—	—	—	—	—
Future flow	—	—	—	—	—	—
Insurance securitizations	—	—	—	—	—	—
Pooled corporate obligations	—	—	—	—	—	—
Residential mortgage-backed and home equity	—	—	—	—	—	—
Structured credit	—	—	—	—	—	—
Other international structured -finance	—	—	—	—	—	—
Total international	$—	—	$—	—	$—	—

Total gross par written	$10,559	A	$2	A+	$10,561	A

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (4 of 6)

(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Avg. Rating (1)	Financial Guaranty Reinsurance	Avg. Rating (1)	Consolidated	Avg. Rating (1)
Sector:	Six Months 2009		Six Months 2009		Six Months 2009
U.S. public finance
Tax backed	$8,095	A	$3,787	A	$11,882	A
General obligation	4,813	A+	6,026	A+	10,840	A+
Municipal utilities	2,421	A	1,319	A	3,741	A
Higher education	916	A	819	A	1,735	A
Transportation	767	A	800	A	1,567	A
Healthcare	881	A	196	AA-	1,077	A+
Housing	—	—	—	—	—	—
Investor-owned utilities	—	—	—	—	—	—
Other public finance	563	BBB	484	AA-	1,046	A
Total U.S. public finance	$18,456	A	$13,431	A	$31,887	A

U.S. structured finance
Consumer receivables	$210	A	$21	BBB	$231	A
Commercial receivables	164	A	—	—	164	A
Commercial mortgage-backed securities	—	—	—	—	—	—
Insurance securitization	—	—	—	—	—	—
Pooled corporate obligations	—	—	—	—	—	—
Residential mortgage-backed and home equity	—	—	—	—	—	—
Structured credit	—	—	—	—	—	—
Other structured finance	—	—	—	—	—	—
Total U.S. structured finance	$374	A	$21	BBB	$394	A

International
Regulated utilities	$25	A	$212	A-	$238	A-
Infrastructure and pooled infrastructure	64	BBB	123	BBB-	188	BBB
Public finance	—	—	130	A+	130	A+
Commercial mortgage-backed securities	—	—	—	—	—	—
Commercial receivables	—	—	—	—	—	—
Consumer receivables	—	—	—	—	—	—
Future flow	—	—	—	—	—	—
Insurance securitizations	—	—	—	—	—	—
Pooled corporate obligations	—	—	—	—	—	—
Residential mortgage-backed and home equity	—	—	—	—	—	—
Structured credit	—	—	—	—	—	—
Other international structured finance	—	—	—	—	—	—
Total international	$90	BBB+	$466	A-	$556	A-

Total gross par written	$18,919	A	$13,918	A	$32,837	A

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (5 of 6)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of June 30, 2009
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$27,734	19.0%	$1	0.0%	$27,735	11.2%
AAA	31,048	21.3%	4,292	4.3%	35,341	14.3%
AA	15,744	10.8%	34,251	34.0%	49,996	20.3%
A	47,034	32.2%	41,111	40.8%	88,145	35.7%
BBB	16,427	11.2%	19,089	19.0%	35,517	14.4%
Below investment grade	8,098	5.5%	1,967	2.0%	10,066	4.1%
Total exposures	$146,087	100.0%	$100,712	100.0%	$246,799	100.0%

	As of December 31, 2008
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$32,351	24.5%	$1	0.0%	$32,352	14.5%
AAA	35,542	26.9%	5,191	5.7%	40,733	18.3%
AA	14,699	11.1%	32,986	36.4%	47,685	21.4%
A	31,912	24.2%	34,078	37.6%	65,991	29.6%
BBB	12,579	9.5%	16,782	18.5%	29,361	13.2%
Below investment grade	4,943	3.7%	1,657	1.8%	6,600	3.0%
Total exposures	$132,026	100.0%	$90,696	100.0%	$222,722	100.0%

	As of June 30, 2009
	U.S. Public Finance		U.S. Structured Finance		International		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$—	—	$16,926	24.0%	$10,809	26.6%	$27,735	11.2%
AAA	2,127	1.6%	23,006	32.6%	10,209	25.1%	35,341	14.3%
AA	42,322	31.2%	5,765	8.2%	1,909	4.7%	49,996	20.3%
A	73,256	54.0%	7,646	10.8%	7,244	17.8%	88,145	35.7%
BBB	16,455	12.1%	9,532	13.5%	9,529	23.4%	35,517	14.4%
Below investment grade	1,454	1.1%	7,605	10.8%	1,006	2.5%	10,066	4.1%
Total exposures	$135,614	100.0%	$70,479	100.0%	$40,706	100.0%	$246,799	100.0%

	As of December 31, 2008
	U.S. Public Finance		U.S. Structured Finance		International		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$—	—	$21,302	28.6%	$11,050	26.9%	$32,352	14.5%
AAA	2,120	2.0%	27,115	36.5%	11,498	28.0%	40,733	18.3%
AA	38,028	35.4%	7,687	10.3%	1,970	4.8%	47,685	21.4%
A	53,086	49.5%	7,058	9.5%	5,846	14.2%	65,991	29.6%
BBB	13,020	12.1%	6,692	9.0%	9,649	23.5%	29,361	13.2%
Below investment grade	1,067	1.0%	4,519	6.1%	1,014	2.5%	6,600	3.0%
Total exposures	$107,322	100.0%	$74,373	100.0%	$41,027	100.0%	$222,722	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Profile (6 of 6)

(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of June 30, 2009

	Net Par
	Outstanding	% of Total
U.S.:
California	$18,369	7.4%
New York	12,773	5.2%
Texas	10,498	4.3%
Florida	10,259	4.2%
Pennsylvania	7,669	3.1%
Illinois	7,451	3.0%
New Jersey	5,390	2.2%
Massachusetts	4,749	1.9%
Puerto Rico	3,829	1.6%
Michigan	3,788	1.5%
Other states	50,840	20.6%
Structured finance (multiple states)	70,479	28.6%
Total U.S.	$206,094	83.5%

International:
United Kingdom	$21,987	8.9%
Australia	3,495	1.4%
Germany	3,396	1.4%
Ireland	925	0.4%
Turkey	755	0.3%
Other	10,147	4.1%
Total International	$40,706	16.5%

Total exposures	$246,799	100.0%

Assured Guaranty Ltd.

Pooled Corporate Obligations Profile

(dollars in millions)

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Ratings as of June 30, 2009

Ratings (1):	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
AAA	$30,185	75.4%	35.8%	30.9%
AA	3,957	9.9%	37.3%	28.8%
A	2,348	5.9%	44.2%	37.6%
BBB	2,516	6.3%	46.6%	37.8%
Below investment grade	1,025	2.6%	42.5%	28.8%
Total exposures	$40,031	100.0%	37.3%	31.5%

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Year Insured as of June 30, 2009

Year insured:	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
2004 and prior	$1,426	3.6%	30.4%	27.0%
2005	7,621	19.0%	36.0%	30.6%
2006	12,789	31.9%	37.6%	29.4%
2007	15,631	39.0%	38.7%	33.5%
2008	2,563	6.4%	34.8%	35.1%
2009	—	—	N/A	N/A
	$40,031	100.0%	37.3%	31.5%

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Asset Class as of June 30, 2009

Asset class:	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)	Avg. Rating(1)
High yield corporates	$25,673	64.1%	34.7%	28.5%	AAA
Trust preferred - banks and insurance	3,633	9.1%	47.0%	39.2%	A-
Trust preferred - US mortgage and REITs	2,431	6.1%	50.1%	41.6%	A-
Trust preferred - European mortgage and REITs	1,047	2.6%	36.8%	31.1%	A
Market value CDOs of corporates	4,154	10.4%	40.5%	36.1%	AAA
Investment grade corporates	2,270	5.7%	28.7%	29.8%	AAA
Commercial real estate	758	1.9%	49.2%	48.0%	AAA
CDO of CDOs (corporate) (3)	66	0.2%	1.7%	5.5%	AAA
	$40,031	100.0%	37.3%	31.5%	AA+

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

(2) “Average Credit Enhancement” is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured’s exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

(3) Consists of one transaction whereby Assured’s exposure is principal-protected by a collateral account currently containing $70 million in assets and representing 106% of current net par.  Funds in the collateral account are permitted to be invested in cash, government securities and AAA ABS (other than MBS).

Assured Guaranty Ltd.

Consolidated U.S. Residential Mortgage-Backed Securities (“RMBS”) Profile (1 of 3)

(dollars in millions)

Distribution of U.S. RMBS by Rating (1) and by Segment as of June 30, 2009

	Direct		Reinsurance		Total
	Net Par		Net Par		Net Par
Ratings(1):	Outstanding	%	Outstanding	%	Outstanding	%
Super senior	$2,660	16.9%	$—	—	$2,660	15.9%
AAA	2,615	16.6%	142	15.1%	2,758	16.5%
AA	830	5.3%	88	9.3%	918	5.5%
A	1,900	12.1%	110	11.7%	2,010	12.0%
BBB	1,909	12.1%	113	12.0%	2,022	12.1%
Below investment grade	5,841	37.1%	490	52.0%	6,331	37.9%
	$15,755	100.0%	$943	100.0%	$16,698	100.0%

Distribution of U.S. RMBS by Rating (1), December 31, 2006 to June 30, 2009

Ratings(1):	12/31/06	12/31/07	12/31/08	06/30/09
Super senior	41.4%	35.4%	34.7%	15.9%
AAA	23.1%	33.9%	9.1%	16.5%
AA	0.3%	5.0%	8.5%	5.5%
A	9.2%	6.4%	13.4%	12.0%
BBB	25.1%	9.1%	10.4%	12.1%
Below investment grade	0.9%	10.1%	24.0%	37.9%
	100.0%	100.0%	100.0%	100.0%

Distribution of U.S. RMBS by Rating (1) and Type of Exposure as of June 30, 2009

Year insured:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
Super senior	$—	$—	$—	$—	$—	$2,660	$2,660
AAA	13	53	10	2,485	5	192	2,758
AA	72	—	7	697	—	142	918
A	31	3	8	501	200	1,267	2,010
BBB	138	—	93	436	86	1,269	2,022
Below investment grade	673	325	1,393	1,816	1,215	909	6,331
Total exposures	$927	$381	$1,510	$5,935	$1,505	$6,440	$16,698

Distribution of U.S. RMBS by Year Insured and Type of Exposure as of June 30, 2009

Year insured:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$119	$3	$132	$82	$68	$467	$870
2005	194	—	655	377	49	85	1,361
2006	1	5	120	56	74	4,372	4,628
2007	614	373	603	3,043	1,170	1,491	7,294
2008	—	—	—	2,376	144	24	2,545
2009	—	—	—	—	—	—	—
Total exposures	$927	$381	$1,510	$5,935	$1,505	$6,440	$16,698

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Consolidated U.S. RMBS Profile (2 of 3)

(dollars in millions)

Distribution of U.S. RMBS by Rating (1) and Year Insured as of June 30, 2009

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$172	$91	$149	$208	$250	$870
2005	—	51	155	102	191	862	1,361
2006	2,660	96	135	705	731	302	4,628
2007	—	62	537	896	893	4,905	7,294
2008	—	2,376	—	157	—	12	2,545
2009	—	—	—	—	—	—	—
	$2,660	$2,758	$918	$2,010	$2,022	$6,331	$16,698

% of total	15.9%	16.5%	5.5%	12.0%	12.1%	37.9%	100.0%

Distribution of U.S. Prime HELOC RMBS by Rating (1) and Year Insured as of June 30, 2009

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$0	$6	$5	$75	$45	$132
2005	—	—	—	2	14	639	655
2006	—	—	—	—	3	117	120
2007	—	10	1	0	1	591	603
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—
	$—	$10	$7	$8	$93	$1,393	$1,510

% of total	0.0%	0.6%	0.5%	0.5%	6.1%	92.2%	100.0%

Distribution of U.S. Closed End Seconds RMBS by Rating (1) and Year Insured as of June 30, 2009

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$0	$—	$2	$—	$—	$3
2005	—	—	—	—	—	—	—
2006	—	—	—	—	—	5	5
2007	—	53	—	1	—	320	373
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—
	$—	$53	$—	$3	$—	$325	$381

% of total	0.0%	13.9%	0.0%	0.8%	0.0%	85.3%	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Consolidated U.S. RMBS Profile (3 of 3)

(dollars in millions)

Distribution of U.S. Alt-A RMBS by Rating (1) and Year Insured as of June 30, 2009

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$12	$7	$41	$22	$—	$82
2005	—	46	155	26	39	111	377
2006	—	50	—	—	—	6	56
2007	—	—	536	433	375	1,699	3,043
2008	—	2,376	—	—	—	—	2,376
2009	—	—	—	—	—	—	—
	$—	$2,485	$697	$501	$436	$1,816	$5,935

% of total	0.0%	41.9%	11.8%	8.4%	7.4%	30.6%	100.0%

Distribution of U.S. Alt-A Option ARM RMBS by Rating (1) and Year Insured as of June 30, 2009

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$—	$—	$51	$16	$—	$68
2005	—	3	—	2	1	43	49
2006	—	1	—	—	4	69	74
2007	—	—	—	2	65	1,104	1,170
2008	—	—	—	144	—	—	144
2009	—	—	—	—	—	—	—
	$—	$5	$—	$200	$86	$1,215	$1,505

% of total	0.0%	0.3%	0.0%	13.3%	5.7%	80.7%	100.0%

Distribution of U.S. Subprime RMBS by Rating (1) and Year Insured as of June 30, 2009

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$147	$6	$18	$91	$205	$467
2005	—	1	—	71	2	11	85
2006	2,660	44	135	705	724	104	4,372
2007	—	—	1	461	452	578	1,491
2008	—	—	—	13	—	12	24
2009	—	—	—	—	—	—	—
	$2,660	$192	$142	$1,267	$1,269	$909	$6,440

% of total	41.3%	3.0%	2.2%	19.7%	19.7%	14.1%	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (1 of 4)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. RMBS by Rating(1) and Type of Exposure as of June 30, 2009

Ratings(1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
Super senior	$—	$—	$—	$—	$—	$2,660	$2,660
AAA	—	51	—	2,433	—	132	2,615
AA	—	—	—	695	—	135	830
A	—	—	—	473	196	1,230	1,900
BBB	134	—	20	433	81	1,240	1,909
Below investment grade	667	320	1,058	1,788	1,192	816	5,841
Total exposures	$801	$371	$1,078	$5,823	$1,469	$6,213	$15,755

Distribution of Financial Guaranty Direct U.S. RMBS by Year Insured as of June 30, 2009

Year insured:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$—	$—	$20	$48	$66	$322	$456
2005	187	—	536	371	39	71	1,204
2006	—	—	—	—	53	4,348	4,401
2007	614	371	522	3,027	1,167	1,473	7,173
2008	—	—	—	2,376	144	—	2,521
2009	—	—	—	—	—	—	—
	$801	$371	$1,078	$5,823	$1,469	$6,213	$15,755

Distribution of Financial Guaranty Direct U.S. RMBS by Year Issued as of June 30, 2009

Year issued:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$—	$—	$20	$48	$66	$322	$456
2005	187	—	536	371	39	3,519	4,652
2006	—	—	—	345	53	1,899	2,298
2007	614	371	522	5,058	1,311	474	8,350
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—
	$801	$371	$1,078	$5,823	$1,469	$6,213	$15,755

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (2 of 4)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. RMBS Net Par Outstanding by Rating(1) and Year Issued as of June 30, 2009

	Super	AAA	AA	A	BBB	BIG
Year issued:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$98	$5	$64	$122	$167	$456
2005	1,760	90	290	803	897	813	4,652
2006	900	262	—	24	450	662	2,298
2007	—	2,165	536	1,009	440	4,199	8,350
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—
	$2,660	$2,615	$830	$1,900	$1,909	$5,841	$15,755

% of total	16.9%	16.6%	5.3%	12.1%	12.1%	37.1%	100.0%

Distribution of Financial Guaranty Direct U.S. RMBS Net Par Outstanding by Rating(1) and Year Insured as of June 30, 2009

	Super	AAA	AA	A	BBB	BIG
Year issued:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$98	$5	$64	$122	$167	$456
2005	—	46	155	98	174	733	1,204
2006	2,660	44	135	705	724	133	4,401
2007	—	51	536	889	890	4,808	7,173
2008	—	2,376	—	144	—	—	2,521
2009	—	—	—	—	—	—	—
	$2,660	$2,615	$830	$1,900	$1,909	$5,841	$15,755

% of total	16.9%	16.6%	5.3%	12.1%	12.1%	37.1%	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (3 of 4)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of June 30, 2009 (1)

U.S. Prime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
2005	$187	69.2%	5.4%	0.2%	4.7%	6
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	614	83.2%	11.1%	0.7%	7.1%	1
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
	$801	79.9%	9.8%	0.6%	6.5%	7

U.S. Prime CES

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	$371	56.2%	20.6%	34.7%	20.0%	5
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
	$371	56.2%	20.6%	34.7%	20.0%	5

U.S. Prime HELOC

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
2005	$536	29.7%	0.0%	13.4%	16.0%	2
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	522	58.5%	0.0%	20.8%	11.3%	2
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
	$1,058	44.0%	0.0%	17.1%	13.7%	4

U.S. Alt-A First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
2005	$371	57.9%	11.8%	1.1%	11.8%	13
2006	345	71.4%	39.2%	4.2%	31.9%	2
2007	5,058	74.9%	20.3%	2.2%	26.4%	11
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
	$5,775	73.6%	20.9%	2.3%	25.8%	26

(1) For this release, net par outstanding is based on values as of June 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on June 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee (except for CES, Alt-A, and Subprime, which is based on May) and may be subject to restatement or correction.

(2) Pool factor is the percentage of net par outstanding divided by the original net par outstanding of the transactions at inception.

(3) Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(4) Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5) 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (4 of 4)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of June 30, 2009 (1)

U.S. Alt-A Option ARMs

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
2005	$39	31.2%	27.3%	1.4%	22.6%	1
2006	53	53.6%	18.7%	1.6%	29.3%	1
2007	1,311	78.0%	20.5%	2.1%	28.1%	7
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
	$1,403	75.8%	20.6%	2.0%	28.0%	9

U.S. Subprime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
2005	$3,519	30.2%	63.8%	8.0%	42.4%	42
2006	1,899	44.3%	40.7%	10.3%	44.2%	49
2007	474	46.2%	39.3%	11.0%	47.1%	2
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
	$5,892	36.0%	54.4%	9.0%	43.4%	93

U.S. CMBS

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
2005	$3,429	95.9%	29.0%	0.0%	0.5%	158
2006	1,418	98.0%	30.7%	0.0%	0.7%	57
2007	512	87.7%	21.2%	0.0%	2.8%	13
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
	$5,359	95.7%	28.7%	0.0%	0.8%	228

(1) For this release, net par outstanding is based on values as of June 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on June 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee (except for CES, Alt-A, and Subprime, which is based on May) and may be subject to restatement or correction.

(2) Pool factor is the percentage of net par outstanding divided by the original net par outstanding of the transactions at inception.

(3) Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(4) Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5) 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.

Consumer Receivables Profile

(dollars in millions)

Distribution of Consolidated Consumer Receivables by Year Issued as of June 30, 2009

Year issued:	Credit Cards	Student Loans	Auto	Total Net Par Outstanding
2004 and prior	$48	$34	$9	$90
2005	1,074	195	122	1,391
2006	—	816	291	1,107
2007	0	1,200	696	1,896
2008	—	—	145	145
2009	—	210	—	210
	$1,122	$2,455	$1,263	$4,839

Distribution of Financial Guaranty Direct U.S. Consumer Receivables Net Par Outstanding by Rating(1) and Year Insured as of June 30, 2009

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$—	$—	$—	$—	$—	$—
2005	—	—	—	—	7	—	7
2006	—	419	—	—	—	—	419
2007	—	842	—	—	117	—	959
2008	1,000	—	—	172	—	—	1,172
2009	—	—	—	210	—	—	210
	$1,000	$1,261	$—	$382	$125	$—	$2,767

% of total	36.1%	45.6%	0.0%	13.8%	4.5%	0.0%	100.0%

Distribution of Financial Guaranty Direct U.S. Consumer Receivables Net Par Outstanding by Rating(1) and Year Issued as of June 30, 2009

	Super	AAA	AA	A	BBB	BIG
Year issued:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$—	$—	$—	$—	$—	$—
2005	1,000	—	—	—	7	—	1,007
2006	—	419	—	—	—	—	419
2007	—	842	—	172	117	—	1,131
2008	—	—	—	—	—	—	—
2009	—	—	—	210	—	—	210
	$1,000	$1,261	$—	$382	$125	$—	$2,767

% of total	36.1%	45.6%	0.0%	13.8%	4.5%	0.0%	100.0%

Distribution of Consumer Receivables by Asset Class as of June 30, 2009

Asset class:	Net Par Outstanding	% of Total	Average Rating (1)	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
Student loans	$1,471	53.1%	AAA	7.2%	7.2%
Credit cards	1,000	36.1%	AAA	57.5%	57.5%
Auto	297	10.7%	A-	11.2%	29.6%
	$2,767	100.0%	AA+	25.8%	27.8%

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

(2) “Average Credit Enhancement” is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured’s exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

Assured Guaranty Ltd.

Financial Guaranty Direct Credit Derivative Exposure Profile

(dollars in millions)

Distribution of Financial Guaranty Direct Credit Derivative Exposure by Rating

	June 30, 2009		December 31, 2008
	Net Par		Net Par
Ratings (1):	Outstanding	% of Total	Outstanding	% of Total
Super senior	$26,734	38.1%	$31,129	43.3%
AAA	26,413	37.6%	29,574	41.1%
AA	2,839	4.0%	4,032	5.6%
A	5,478	7.8%	3,565	5.0%
BBB	4,348	6.2%	1,734	2.4%
Below investment grade	4,437	6.3%	1,931	2.7%
Total exposures	$70,249	100.0%	$71,964	100.0%

Distribution of Financial Guaranty Direct Credit Derivative Exposure by Sector and Average Rating

	June 30, 2009		December 31, 2008
Sector:	Net Par Outstanding	Average Rating (1)	Net Par Outstanding	Average Rating (1)
U.S. public finance
General obligation	$415	AA+	$417	AAA
Healthcare	100	A	100	A
Tax backed	69	BBB+	69	BBB+
Investor-owned utilities	39	AAA	39	AAA
Municipal utilities	25	AAA	25	AAA
Total U.S. public finance	$647	AA	$650	AA

U.S. structured finance
Pooled corporate obligations	$28,183	AA+	$29,349	AAA
Residential mortgage-backed and home equity	12,173	A-	12,768	AA-
Commercial mortgage-backed securities	5,325	AAA	5,355	AAA
Commercial receivables	1,504	AA-	1,540	AA
Consumer receivables	545	AAA	545	AAA
Structured credit	342	A+	351	A+
Insurance securitizations	100	BBB	100	AA
Other structured finance	49	BBB+	49	AA-
Total U.S. structured finance	$48,221	AA	$50,056	AA+

International
Residential mortgage-backed and home equity	$6,573	AAA	$7,488	AAA
Pooled corporate obligations	7,419	AA+	6,905	AAA
Infrastructure and pooled infrastructure	5,350	AA+	4,933	AA+
Regulated utilities	665	A+	577	AA
Commercial mortgage-backed securities	468	AAA	446	AAA
Future flow	189	BBB	224	BBB+
Insurance securitizations	41	D	41	B
Public finance	7	AAA	8	AAA
Other international structured finance	670	AAA	636	AAA
Total international	$21,381	AA+	$21,258	AAA

Total exposure	$70,249	AA	$71,964	AA+

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Unrealized Gains (Losses) on Credit Default Swaps (“CDS”)

Unrealized Gains (Losses) on CDS as of June 30, 2009

Asset Type:	Net Par Outstanding (in billions)	Wtd. Avg. Credit Rating	2Q-09 Unrealized Gain (Loss) (in millions)	YTD 2Q-09 Unrealized Gain (Loss) (in millions)
Financial Guaranty Direct
Pooled corporates(1)
High yield corporates	$22.7	AAA	$1.6	$(75.8)
Trust preferred	6.0	A-	(75.7)	(0.4)
Market value CDOs of corporates	3.8	AAA	(0.3)	(7.3)
Investment grade corporates	2.3	AAA	1.3	2.9
Commercial real estate	0.8	AAA	0.1	(2.1)
CDO of CDOs (corporate)	0.1	AAA	0.6	(0.3)
Total pooled corporate obligations	35.6	AA+	(72.4)	(82.9)

U.S. RMBS(2):
Prime first lien	7.2	AA+	10.0	(38.7)
Alt-A first lien	6.0	BBB+	(201.8)	(245.9)
Subprime lien	5.5	A+	0.7	3.7
Other U.S. RMBS	—
Total U.S. RMBS	18.7	A+	(191.0)	(280.8)

Commercial mortgage-backed securities(3)	5.8	AAA	1.0	(30.2)
Other(4)	10.1	AA-	12.4	154.8
Total Financial Guaranty Direct	70.2	AA	(250.0)	(239.1)

Total Financial Guaranty Reinsurance	3.2	AA	(4.3)	11.9

Total Financial Guaranty Direct and Financial Guaranty Reinsurance	$73.5	AA	$(254.3)	$(227.3)

(1) Corporate collateralized loan obligations, market value CDOs, and trust preferred securities include all U.S. structured finance pooled corporate obligations and international pooled corporate obligations.

(2) Residential mortgage-backed securities is comprised of prime and subprime U.S. mortgage-backed and home equity securities and residential international mortgage-backed and home equity securities.

(3) Commercial mortgage-backed securities is comprised of commercial U.S. structured finance and commercial international mortgage backed securities.

(4) Other includes all other U.S. and international asset classes, such as commercial receivables and international infrastructure and pooled infrastructure securities.

Assured Guaranty Ltd.

Below Investment Grade Exposures (1 of 2)

As of June 30, 2009

(dollars in millions)

				Loss and Loss
				Adjustment Expense
	Wtd. Avg.	Net Par	Average	Reserves as of
Below Investment Grade Exposures by Asset Type:	Remaining Life	Outstanding	Rating (1)	June 30, 2009

U.S. public finance
Municipal utilities	24.3	$465	D	$7.0
General obligation	15.3	373	BB	0.0
Healthcare	13.4	171	BB-	16.4
Tax backed	23.5	133	BB	0.0
Transportation	15.2	22	D	2.8
Investor-owned utilities	8.7	2	BB	0.0
Housing	12.3	2	B-	0.3
Higher education	12.2	1	BB+	—
Other public finance	29.8	285	CCC-	2.3
Total U.S. public finance	21.5	$1,454	CCC+	$28.9

U.S. structured finance
Residential mortgage-backed and home equity	6.6	$6,331	CCC+	$200.3
Pooled corporate obligations	20.4	1,031	BB	1.7
Commercial receivables	4.5	105	BB+	0.0
Structured credit	2.0	63	BB	—
Consumer receivables	3.9	43	BB	0.2
Other structured finance	9.0	32	CCC-	7.7
Total U.S. structured finance	8.4	$7,605	B-	$209.9

International
Insurance securitizations	11.8	$923	D	$30.9
Infrastructure and pooled infrastructure	7.0	64	CCC+	8.3
Future flow	2.7	18	BB	—
Commercial receivables	1.5	1	B	—
Total international	11.3	$1,006	D	$39.2

Total below investment grade exposures	10.6	$10,066	CCC+	$277.9

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Below Investment Grade Exposures (2 of 2)

As of June 30, 2009

(dollars in millions)

Below Investment Grade Exposures Greater Than $50 Million as of June 30, 2009

	Wtd. Avg.	Net Par	Internal	Current Credit
Name or Description	Remaining Life	Outstanding	Rating (1)	Enhancement
Deutsche Alt-A Securities Mortgage Loan 2007-2	8.1	$967	CCC	9.3%
MortgageIt Securities Corp. Mortgage Loan 2007-2	4.8	614	B	11.1%
Ballantyne Re PLC Class A-2 Floating Rate Notes	12.8	500	D	NM
Countrywide Home Equity Loan Trust 2007-D	6.6	498	D	0.0%
Deutsche Alt-A Securities Mortgage Loan 2007-3	4.5	491	B	15.5%
Countrywide Home Equity Loan Trust 2005-J Class A1 & A2	5.7	461	D	0.0%
CWALT Alternative Loan Trust 2007-HY9	9.9	456	BB	8.5%
Jefferson County Alabama Sewer	24.7	455	D	n/a
Orkney Re II, PLC Floating Rate Notes	9.6	423	D	NM
Detroit Michigan General Obligation	16.5	311	BB	n/a
Taberna Preferred Funding III, Ltd.	26.3	288	BB+	36.3%
Alesco Preferred Funding XVI, Ltd.	24.6	261	BB+	13.9%
Taberna Preferred Funding II, Ltd.	26.6	245	B	36.2%
Attentus CDO II Limited Class A-1	13.7	196	BB	32.5%
CWALT Alternative Loan Trust 2007-OA10	3.4	179	B	10.8%
Guaranteed student loan transaction	32.5	152	C	n/a
Lehman Excess Trust 2007-16N	4.8	137	BB	12.2%
ACE Home Equity Loan Trust 2007-SL3	2.6	128	B	32.4%
Taylor Bean & Whitaker 2007-2	4.7	113	BB	7.8%
Guaranteed student loan transaction	37.6	95	B	n/a
Argent Securities Inc. 2003-W6	4.3	92	B	10.6%
ACE Home Equity Loan Trust 2007-SL2	3.5	89	D	0.0%
Orlando Tourist Development Tax Revenue Bonds	30.0	86	BB	n/a
Morgan Stanley Mortgage Loan Trust 2006-5AR	5.9	83	CCC	6.2%
St. Barnabas Health Care System - New Jersey	12.8	81	BB	n/a
MASTR Asset Backed Securities Trust 2005-NC2 A4	5.5	80	BB	32.6%
SACO I Trust 2005-GP1	2.3	75	D	0.0%
Customer Asset Protection Company (CAPCO), Excess SIPC	2.0	63	BB	n/a
CSAB Mortgage-Backed Trust 2007-1	6.3	63	B	5.5%
Bear Stearns ABS I Trust 2005-AC6	4.4	59	BB	9.6%
American Home Mtg Assets Trust 2007-3	3.2	57	D	0.0%
Avis Budget Rental Car Funding (Aesop) LLC 2007-2	5.0	55	BB+	41.8%
Chevy Chase Funding LLC Series 2006-2 Class A-2	4.3	53	CCC	18.7%
CWALT Alternative Loan Trust Ser 2005-55CB	8.2	53	BB	9.7%
Rental Car Finance Corp 2007-1	4.0	50	BB	31.7%
Total	11.4	$8,009	CCC+

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (1 of 4)

As of June 30, 2009

(dollars in millions)

50 Largest U.S. Public Finance Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
State of California General Obligation & Leases	$2,070	A+
New York City General Obligation & Leases	1,442	A+
Miami-Dade County Florida Aviation Authority	1,265	A
Commonwealth of Puerto Rico General Obligation & Leases	1,255	BBB-
State of New Jersey General Obligation & Leases	1,148	AA-
Commonwealth of Massachusetts General Obligation & Bay Transportation	1,090	A
Pennsylvania State Turnpike Commission	1,063	A+
Long Island Power Authority	998	A-
State of New York General Obligation & Leases	973	A+
City of Chicago General Obligation & Leases	963	AA-
Metropolitan Transportation Authority (New York) - Transportation Revenue	958	A
Port Authority of New York & New Jersey	935	AA-
North Texas Toll Road Authority	911	A+
Los Angeles Unified School District	907	AA
Miami-Dade County School Board	879	A
Puerto Rico Highway & Transportation Authority	847	BBB
State of Washington General Obligation	836	AA
Denver International Airport System	794	A+
San Francisco Airport Commission	790	A
Chicago Public Building Commission - Chicago Board of Education	755	A
District of Columbia General Obligation	747	A
Michigan State General Obligation	690	AA+
Florida State General Obligation	672	AAA
Puerto Rico Electric Power Authority	614	BBB+
Hawaii State General Obligation	607	AA
Houston Texas Combined Utility System	591	A+
Florida State Department of Environmental Protect	479	A+
Massachusetts School Building Authority	477	AA
New York City Municipal Water Finance Authority	466	AA+
Jefferson County, Alabama Sewer Enterprise	455	D
Philadelphia Pennsylvania GO & Municipal Authority	451	BBB
Kentucky State Property & Buildings Commission	447	A+
Clark County Nevada School District	447	AA
Piedmont South Carolina Municipal Power Agency	426	BBB
University of California Board of Regents	424	AA-
Dormitory Authority of the State of New York (DASNY) - School District Revenue	422	A
Yankee Stadium LLC (NYC IDA)	419	BBB-
Los Angeles California Department of Water & Power	418	AA-
Chicago-O’Hare International Airport	412	A
Metropolitan Washington DC Airports Authority	410	AA-
State of Illinois General Obligation & Leases	410	AA
State of Wisconsin General Obligation & Leases	406	AA-
Methodist Health System	403	A
Massachusetts Educational Finance Authority	400	AA
Puerto Rico Aqueduct & Sewer Authority	384	BBB-
Philadelphia Pennsylvania School District	380	A
Louisiana Citizens Property Insurance Corporation	378	A-
New York State Thruway Authority - Trust Fund	377	AA-
Florida State Board of Education - Lottery	369	AA-
American Municipal Power Ohio, Inc.	358	A
Total top 50 U.S. public finance exposures	$34,818

10 Largest Healthcare Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)	State
Methodist Health System	$403	A	TN
Iowa Health System	342	AA-	IA
Christus Health System	329	A+	TX
Virtua Health, Inc.	300	A	NJ
Essentia Health	260	A-	MN
Integris Health, Inc.	255	AA	OK
Meridian Health System Obligated Group	237	A-	NJ
Centracare Health System	220	A	MN
Fairview Hospital & Healthcare Services	218	A	MN
Catholic Healthcare West	207	A	CA
Total top 10 healthcare exposures	$2,770

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (2 of 4)

As of June 30, 2009

(dollars in millions)

50 Largest U.S. Structured Finance Exposures

	Net Par		Credit
Credit Name:	Outstanding	Rating(1)	Enhancement
Ares Enhanced Credit Opportunities Fund	$1,166	AAA	35.9%
Discover Card Master Trust I Series A	1,000	AAA / Super senior	57.5%
Deutsche Alt-A Securities Mortgage Loan 2007-2	967	CCC	9.3%
Fortress Credit Investments I & II	928	AAA	32.4%
Field Point III & IV, Limited	905	AA-	11.6%
Anchorage Crossover Credit Finance Ltd	880	AAA	22.9%
Goldentree Credit Opportunities Financing I	837	AAA	38.9%
280 Funding I - Class A-1 & A-2	660	AAA	38.8%
Sandelman Finance 2006-1 Limited	623	AA	32.1%
Private RMBS Re-Remic	620	AAA	26.2%
MortgageIt Securities Corp. Mortgage Loan 2007-2	614	B	11.1%
Prospect Funding I LLC	602	AAA	36.2%
Private Structured Credit	600	BBB+	Private
Applebee’s Enterprises LLC	586	BBB-	33.9%
Private RMBS Re-Remic	574	AAA	27.7%
Private RMBS Re-Remic	564	AAA	26.9%
Liberty CLO Ltd	541	AAA / Super senior	33.2%
Private RMBS Re-Remic	536	AA	27.8%
Park Avenue Receivables Company LLC	502	AAA	2.5%
CWHEQ Revolving Home Equity Loan Trust 2007-D	498	D	0.0%
LIICA Holdings, LLC	495	AA	26.3%
Deutsche Alt-A Securities Mortgage Loan 2007-3	491	B	15.5%
Shenandoah Trust Capital I Term Securities	484	A+	22.7%
Countrywide Home Equity Loan Trust 2005-J Class 1 & 2	461	D	0.0%
Field Point I & II, Limited	459	AA-	27.4%
CWALT Alternative Loan Trust 2007-HY9	456	BB	8.5%
KKR Financial CLO 2007-1	451	AAA	39.4%
SLM Private Credit Student Loan Trust 2007	450	AAA	11.1%
Jupiter Securitization Company	437	AAA	2.5%
Private RMBS Re-Remic	433	A	23.6%
Aaa Trust 2007-2	430	A	41.8%
Dow Jones CDX.NA.IG.4 Single Tranche Transaction	425	AAA / Super senior	29.7%
Dow Jones CDX.IG.04 7-Year Index (I)	425	AAA / Super senior	29.7%
Dow Jones CDX.IG.04 7-Year Index (II)	425	AAA / Super senior	29.7%
SLM Student Loan Trust 2007	392	AAA	3.2%
Wasatch CLO Ltd.	387	AAA	16.1%
Southfork CLO Ltd. Series 2005-A1 Class A1G	376	AAA / Super senior	24.7%
Impac CMB Trust Series 2007-A	375	BBB	8.3%
Newstar Credit Opportunities Funding II	374	AA	20.3%
Cent CDO XI Limited	373	AAA	20.2%
Private RMBS Re-Remic	357	AAA	36.9%
SLM Private Credit Student Loan Trust 2006	356	AAA	11.0%
Alesco Preferred Funding XIV	328	A+	33.4%
ACS 2007-1 Pass Through Trust G-1	327	A	38.9%
Dow Jones CDX.IG.08 5 Year	326	AAA / Super senior	30.3%
Mountain View CLO II	322	AAA	21.5%
Comstock Funding Ltd	316	AAA	20.6%
HSAM Long/Short 2007-2	312	AAA / Super senior	24.3%
Blue Mountain CLO Ltd. 2005-1 Class A1-F	303	AAA / Super senior	32.6%
Taberna Preferred Funding VIII	301	AA	47.5%
Total top 50 U.S. structured finance exposures	$26,049

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (3 of 4)

As of June 30, 2009

(dollars in millions)

25 Largest International Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
Permanent Master Issuer PLC	$1,322	AAA
Arkle Master Issuer PLC	1,310	AAA
Prime European RMBS	1,308	AAA / Super senior
Gracechurch Mortgage Financing PLC	1,302	AAA
Essential Public Infrastructure Capital II	944	AAA / Super senior
Essential Public Infrastructure Capital III	931	AAA / Super senior
Granite Master Issuer PLC	859	AAA
International Infrastructure Pool	705	AAA / Super senior
International Infrastructure Pool	705	AAA / Super senior
International Infrastructure Pool	705	AAA / Super senior
Paragon Mortgages (No.13) PLC	670	AAA
Synthetic CDO - IG ABS	670	AAA / Super senior
Taberna Europe CDO II PLC	592	A+
Stichting Profile Securitisation I	563	AAA / Super senior
Global Senior Loan Index Fund 1 B.V.	546	AAA / Super senior
Ballantyne Re PLC Class A-2 Floating Rate Notes	500	D
United Utilities Water PLC	488	A
Harvest CLO III	486	AAA
Nemus Funding No.1 PLC	468	AAA / Super senior
RMF Euro CDO V PLC	461	AAA
Taberna Europe CDO I PLC	454	A-
Orkney Re II PLC	423	D
Southern Gas Networks PLC	418	BBB
Highlander Euro CDO	387	AAA / Super senior
Windmill CLO I PLC	372	AAA / Super senior
Total top 25 international exposures	$17,592

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (4 of 4)

As of June 30, 2009

(dollars in millions)

10 Largest Residential Mortgage Servicers Exposures

Net Par
Servicer:	Outstanding
Countrywide Home Loans, Inc.	$3,841
Wells Fargo Home Mortgage, Inc.	2,686
Residential Funding Corporation	2,082
Halifax PLC	1,327
Cheltenham & Gloucester PLC	1,310
European Mortgage Servicer (Private Transaction)	1,308
Barclays Bank PLC	1,302
EMC Mortgage Corp	1,067
Northern Rock PLC	859
AMC Mortgage Services	707
Total top 10 residential mortgage servicers exposures	$16,490

Assured Guaranty Ltd.

Below Investment Grade and Closely Monitored Credits (“CMC”)

(dollars in millions)

Net Par Outstanding by Below Investment Grade Category (1)

	June 30, 2009
Description:	Net Par Outstanding	% of Total	Number of Credits in Category
Category 1	$1,209	12.0%	44
Category 2	3,155	31.3%	282
Category 3	5,701	56.6%	432
BIG Total	$10,066	100.0%	758

(1)  Effective January 1, 2009 Assured adopted FAS 163. Assured’s surveillance department is responsible for monitoring our portfolio of credits and maintains a list of below investment grade (“BIG”) credits. The BIG credits are divided into three categories:. The closely monitored credits are divided into four categories: Category 1 (below investment grade credit with no expected losses); Category 2 (below investment grade credit with a loss reserve established prior to an event of default); Category 3 (below investment grade credit with a loss reserve established and where an event of default has occurred or is imminent).

Net Par Outstanding by Credit Monitoring Category (“CMC”) (1)

	December 31, 2008
Description:	Net Par Outstanding	% of Total	Number of Credits in Category
Fundamentally sound risk	$215,987	97.0%

CMC:
Category 1	2,967	1.3%	51
Category 2	767	0.3%	21
Category 3	2,889	1.3%	54
Category 4	20	—	14
CMC Total	6,643	3.0%	140
Other below investment grade risk	92	—	89
Total	$222,722	100.0%

(1)  Assured’s surveillance department is responsible for monitoring the Company’s portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.

Loss and Loss Adjustment Expense (“LAE”) Reserves by Segment/Type

(dollars in millions)

	As of June 30, 2009
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Financial guaranty insurance reserves by segment and type (1):
Case	$112.1	$83.1	$0.1	$195.3	$1.1	$196.4
Incurred but not reported (“IBNR”) and portfolio	—	—	2.0	2.0	1.9	3.9
Total financial guaranty insurance loss and LAE reserves	$112.1	$83.1	$2.1	$197.3	$3.0	$200.3

Credit derivative reserves by segment and type:
Case	$77.7	$5.0	$—	$82.7	$—	$82.7
Total credit derivative reserves	$77.7	$5.0	$—	$82.7	$—	$82.7

Total loss and LAE reserves	$189.8	$88.1	$2.1	$280.0	$3.0	$283.0

(1)  The Company adopted FAS 163 effective January 1, 2009.

	As of December 31, 2008
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Financial guaranty insurance reserves by segment and type:
Case	$64.2	$55.7	$0.1	$120.0	$1.5	$121.5
IBNR	—	—	—	—	3.0	3.0
Portfolio reserves associated with fundamentally sound credits	11.8	35.5	2.5	49.8	—	49.8
Portfolio reserves on closely monitored credits (“CMC”) list	15.8	6.7	—	22.5	—	22.5
Total financial guaranty insurance loss and LAE reserves	$91.8	$97.9	$2.6	$192.3	$4.5	$196.8

Credit derivative reserves by segment and type:
Case	$7.2	$5.5	$—	$12.7	$—	$12.7
Plus: Credit derivative portfolio reserves associated with fundamentally sound credits	15.7	—	—	15.7	—	15.7
Plus: Credit derivative portfolio reserves on CMC list	23.4	—	—	23.4	—	23.4
Total credit derivative reserves	$46.3	$5.5	$—	$51.8	$—	$51.8

Total loss and LAE reserves	$138.1	$103.4	$2.6	$244.1	$4.5	$248.6

Assured Guaranty Ltd.

Loss and Loss Adjustment Expenses

As of June 30, 2009

(dollars in millions)

	Total			Loss and Loss
	Net Par	2Q-09	YTD 2Q-09	Adjustment
	Outstanding	Incurred Losses(2), (4)	Incurred Losses(2), (4)	Expense Reserves(3), (4)
Financial Guaranty Direct: (1)
Prime first lien	$801	$0.1	$(0.6)	$—
Prime closed end seconds	371	25.2	34.0	37.0
Prime HELOC	1,078	5.6	5.5	8.6
Alt-A first lien	5,823	26.4	22.2	43.4
Alt-A option ARMs	1,469	17.4	28.1	45.6
Subprime first lien	6,213	4.9	12.8	23.7
Total U.S. RMBS	15,755	79.6	101.9	158.3
Other structured finance	65,506	(12.8)	(22.0)	30.8
Public finance	64,825	—	(0.1)	0.7
Total Financial Guaranty Direct	$146,087	$66.8	$79.9	$189.8

Financial Guaranty Reinsurance: (1)
Prime first lien	$126	$(0.1)	$0.4	$0.5
Prime closed end seconds	10	(0.6)	1.4	2.4
Prime HELOC	433	16.2	34.9	23.3
Alt-A first lien	112	0.7	0.9	3.5
Alt-A option ARMs	36	—	(0.1)	—
Subprime first lien	226	1.8	2.6	12.2
Total U.S. RMBS	943	18.0	40.1	41.9
Other structured finance	10,221	1.1	0.9	16.5
Public finance	89,548	6.7	21.3	29.7
Total Financial Guaranty Reinsurance	$100,712	$25.8	$62.3	$88.1

Total Financial Guaranty Direct and Reinsurance: (1)
Prime first lien	$927	$—	$(0.2)	$0.5
Prime closed end seconds	381	24.6	35.4	39.4
Prime HELOC	1,510	21.8	40.5	31.9
Alt-A first lien	5,935	27.1	23.0	46.9
Alt-A option ARMs	1,505	17.4	28.0	45.6
Subprime first lien	6,440	6.7	15.4	35.9
Total U.S. RMBS	16,698	97.6	142.0	200.2
Other structured finance	75,727	(11.7)	(21.1)	47.3
Public finance	154,374	6.7	21.2	30.4
Total Financial Guaranty Direct and Reinsurance	$246,799	$92.6	$142.2	$277.9

(1)  Includes financial guaranty (FG) and insured derivatives in the insured portfolio.

(2)  Includes loss and loss adjustment expenses (recoveries) and incurred losses on credit derivatives, for the financial guaranty direct and reinsurance segments only.

(3)  Includes loss and loss adjustment expense reserves for financial guaranty and credit derivatives, for the financial guaranty direct and reinsurance segments only.

(4)  The Company adopted FAS 163 effective January 1, 2009.

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

		Year Ended December 31,
	YTD 2009	2008	2007	2006
GAAP Summary Income Statement Data
Net earned premiums (1)	$227.1	$261.4	$159.3	$144.8
Realized gains and other settlements on credit derivatives	57.4	117.6	74.0	73.9
Net investment income	86.9	162.6	128.1	111.5
Total expenses (1)	254.8	440.9	161.4	150.4
(Loss) income before provision for income taxes	(181.2)	112.3	(463.0)	190.0
Net (loss) income	(84.5)	68.9	(303.3)	159.7
Operating income (b)	90.8	74.5	178.0	157.2
Net (loss) income per diluted share (2)	$(0.91)	$0.77	$(4.38)	$2.13
Operating income per diluted share (2)	$0.98	$0.84	$2.57	$2.12

Financial Ratios:
Loss and LAE ratio (e)	54.1%	81.4%	3.4%	(3.3)%
Expense ratio (e)	32.6%	38.7%	55.8%	59.2%
Combined ratio (e)	86.7%	120.1%	59.2%	55.9%
GAAP Summary Balance Sheet Data (End of Period)
Total investments and cash	$4,592.7	$3,643.6	$3,147.9	$2,469.9
Total assets	6,495.7	4,555.7	3,762.9	2,931.6
Unearned premium reserves (1)	2,222.7	1,233.7	887.2	631.0
Loss and LAE reserves (1)	200.3	196.8	125.6	115.9
Long-term debt	517.0	347.2	347.1	347.1
Shareholders’ equity	2,354.9	1,926.2	1,666.6	1,650.8
Book value per share	$17.52	$21.18	$20.85	$24.44
Other Financial Information:
Net debt service outstanding (end of period)	$372,489	$348,816	$302,413	$180,174
Gross debt service outstanding (end of period)	377,592	354,858	307,657	181,503
Net par outstanding (end of period)	246,799	222,722	200,279	132,296
Gross par outstanding (end of period)	250,994	227,164	204,809	133,303
Consolidated qualified statutory capital	2,195	2,310	2,079	1,658
Consolidated policyholders’ surplus and reserves	3,876	3,652	3,040	2,374

Ratios:
Par insured to statutory capital	112:1	96:1	96:1	80:1
Capital ratio (3)	170:1	151:1	145:1	109:1
Financial resources ratio (4)	70:1	70:1	68:1	53:1

Gross debt service written:
U.S. public finance	$54,902	$68,265	$66,190	$13,261
U.S. structured finance	613	13,972	42,414	28,902
International	889	8,840	24,971	17,979
Total gross debt service written	$56,403	$91,078	$133,575	$60,142

Net debt service written	56,403	89,871	129,872	59,775
Net par written	32,837	55,418	84,686	50,541
Gross par written	32,837	56,140	88,117	50,892

(1)  The Company adopted FAS 163 effective January 1, 2009.

(2)  Effective January 1, 2009, the Company adopted FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP”), which clarifies that share-based payment awards that entitle their holders to receive nonforfeitable dividends or dividend equivalents before vesting should be considered participating securities and shall be included in the calculation of basic and diluted net income (loss) per share. Upon retrospective adoption of the FSP, Assured increased previously reported diluted net income (loss) per share by $0.08 for 2007 and decreased previously reported diluted net income (loss) per share by $0.02 for 2006. There was no impact on previously reported diluted net income (loss) per share for 2008. Operating income, a non-GAAP financial measure, for all periods is positive, therefore the per diluted share calculation ignores the effect of the FSP and includes the effect of dilutive securities.

(3)  The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.

(4)  The financial resources ratio is calculated by dividing net debt service outstanding by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Glossary

Below are the brief descriptions of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.’s 10-K report.

Other public finance: primarily includes government insured student loans, government-sponsored project finance and structured municipal which includes excess of loss reinsurance on portfolios of municipal credits.

Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

Residential mortgage-backed and home equity: includes individual and repackaged securities backed by either prime, Alt-A, or subprime first and second lien mortgages. Alt-A Option ARMs:  includes transactions where 66% or more of the collateral is comprised of mortgage loans that have the potential to negatively amortize. Alt-A First Lien:  includes all transactions, other than Alt-A Option ARM transactions, where more than 50% of the collateral is comprised of mortgage loans that were originated with less than full documentation.

Consumer receivables: principally includes auto loan receivables and credit card receivables.

Commercial mortgage-backed securities: includes individual and repackaged securities backed by commercial mortgage-backed securities.

Commercial receivables: includes equipment loans or leases, fleet auto financings and franchise loans.

Structured credit: includes whole business securitizations and intellectual property securitizations. Whole business securitizations are obligations backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property.

Other structured finance: includes, manufactured housing, collateralized debt obligations of asset-backed securities and other securitizations not included in other asset classes.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) Present value of financial guaranty and credit derivative gross written premiums, or PVP, which is a non-GAAP financial measure, is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on insurance and credit derivative contracts written in the current period, discounted at 6% per year. Management believes that PVP is a useful measure for management, investors and analysts because it permits the evaluation of the value of new business production for Assured by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period, whether in insurance or credit derivative contract form, which GAAP gross premiums written and the net credit derivative premiums received and receivable portion of net realized gains and other settlement on credit derivatives (“credit derivative revenues”) does not adequately measure. Management discounts estimated future installment premiums on insurance contracts for PVP at 6% per year, while under FAS 163 these amounts are discounted at a risk free rate.  Additionally, under FAS 163 management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the contract whereas for PVP management only records its estimate of the future installment premiums that it expects to receive based on the contractual terms of the transaction.  Actual future net earned or written premiums and credit derivative revenues may differ from PVP due to factors such as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict. This measure should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income (loss) excluding i) after-tax realized gains (losses) on investments and ii) after-tax unrealized gains (losses) on credit derivatives and the fair value adjustment of the Company’s committed capital securities, other than the Company’s net estimate of after-tax incurred case and portfolio loss and loss adjusted expense reserves for credit derivatives. Operating return on equity (ROE) represents operating income as a percentage of average shareholders’ equity, excluding accumulated other comprehensive income and after-tax unrealized gains (losses) on credit derivatives. Management believes that operating income and operating ROE are useful measures for management, investors and analysts because the presentation of operating income and operating ROE enhance the understanding of Assured’s results of operations by highlighting the underlying profitability of Assured’s business. Realized gains (losses) on investments and unrealized gains (losses) on credit derivatives and the fair value adjustment of the Company’s committed capital securities, other than the portion attributable to the Company’s net estimate of incurred case and portfolio loss and loss adjustment expense reserves for credit derivatives, are excluded because the amount of both of these gains (losses) is heavily influenced by, and fluctuates, in part, according to changes in market interest rates, credit spreads and other factors that management cannot control or predict. These measures should not be viewed as substitutes for net income (loss) or ROE determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is defined, subsequent to the adoption of FAS 163 in the first quarter of 2009, as shareholders’ equity (book value) plus the after-tax value of the unearned premium reserve, which includes estimated future installment premiums in force, discounted at the risk free rate, net of prepaid reinsurance premiums, the after-tax value of unearned premium on credit derivatives net of prepaid reinsurance premiums and the after-tax net present value of estimated future installment premiums on credit derivatives in force, less future ceding commissions, discounted at 6%, less after-tax deferred acquisition costs.

Adjusted book value, prior to the adoption of FAS 163, was defined as shareholders’ equity (book value) plus the after-tax value of the unearned premium reserve net of prepaid reinsurance premiums, the after-tax value of unearned premium on credit derivatives net of prepaid reinsurance premiums and the after-tax net present value of estimated future installment premiums in force, less future ceding commissions, discounted at 6%, less after-tax deferred acquisition costs.

Management believes that adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company’s in force premiums and shareholders’ equity. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults and other factors that management cannot control or predict. This measure should not be viewed as a substitute for book value determined in accordance with GAAP.

(d) Net present value of estimated future installment premiums in force, which is a non-GAAP financial measure, is defined as the present value of estimated future installment premiums from our credit derivative in-force books of business, net of reinsurance and discounted at 6%. Management believes that net present value of estimated future installment premiums in force is a useful measure for management, investors and analysts because it permits an evaluation of the value of future estimated credit derivative installment premiums. Estimated future premiums may change from period to period due to changes in par outstanding, maturity, or other factors that management cannot control or predict that result from market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors. There is no comparable GAAP financial measure.

(e) Loss ratio, which is a non-GAAP financial measure, is defined as loss and loss adjustment expenses (recoveries) plus the Company’s net estimate of credit derivative incurred case and portfolio loss and loss adjustment expense reserves, which is included in unrealized gains (losses) on credit derivatives, plus net credit derivative losses (recoveries), which is included in realized gains and other settlements on credit derivatives, divided by net earned premiums plus net credit derivative premiums earned, which is included in realized gains and other settlements on credit derivatives. Expense ratio is calculated by dividing the sum of ceding commissions expense (income), profit commission expense, acquisition costs and operating expenses by net earned premiums plus net credit derivative premiums earned, which is included in realized gains and other settlements on credit derivatives. Combined ratio, which is a non-GAAP financial measure, is the sum of the loss ratio and the expense ratio. Management believes that loss, expense and combined ratios are useful measures for management, investors and analysts to measure the Company’s underwriting performance. There are no comparable GAAP financial measures.

For adjusted book value, net present value of estimated future installment premiums in force, and PVP, Assured uses 6% as the present value discount rate because it is the approximate taxable equivalent yield on Assured’s investment portfolio for the periods presented.

Contacts:

Equity Investors:
Sabra Purtill
Managing Director, Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Ross Aron
Associate, Investor Relations
(212) 261-5509
raron@assuredguaranty.com

Assured Guaranty Ltd.	Fixed Income Investors:
30 Woodbourne Avenue	Robert Tucker
Hamilton HM 08	Manging Director, Fixed Income Investor Relations
Bermuda	(212) 339-0861
(441) 299-9375	rtucker@assuredguaranty.com
www.assuredguaranty.com

Michael Walker
Director, Fixed Income Investor Relations
(212) 261-5575
mwalker@assuredguaranty.com

Media:
Betsy Castenir
Managing Director, Corporate Communications
(212) 339-3424
bcastenir@assuredguaranty.com

Ashweeta Durani
Vice President, Communications
(212) 408-6042
adurani@assuredguaranty.com